UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SPORTSMAN'S WAREHOUSE

2026

Annual Meeting

OF STOCKHOLDERS & PROXY STATEMENT

Dear Fellow Stockholder:

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (which we refer to as “Sportsman’s Warehouse,” “we” or “us”), that will be held on Wednesday, May 27, 2026, at 8:00 a.m. Mountain Time. We have determined that the Annual Meeting will be a virtual meeting of stockholders conducted via live audiocast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2026. You will be able to access the meeting using the control number found on your proxy card or voting instruction form, as applicable. You will not be able to attend the Annual Meeting in person. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

Details of the business to be conducted at the Annual Meeting and instructions for how to participate in the Annual Meeting are set forth in the accompanying proxy materials, including the Notice of 2026 Annual Meeting of Stockholders and Proxy Statement. Only stockholders of record and beneficial owners at the close of business on April 2, 2026 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

On or about April 14, 2026, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2026.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote on the matters presented as soon as possible. If you participate in and vote your shares at the Annual Meeting, your proxy will not be used.

Thank you for your continued support and interest in Sportsman’s Warehouse.

Sincerely,

Paul Stone President and Chief Executive Officer April 14, 2026

2026 Proxy Statement

PROXY SUMMARY

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

1475 WEST 9000 SOUTH, SUITE A

WEST JORDAN, UTAH 84088

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 27, 2026

Annual Meeting of Stockholders

Date & Time	Location of Meeting	Record Date
May 27, 2026, at 8:00 a.m. Mountain Time	The meeting will be held virtually, via live audiocast at www.virtualshareholdermeeting.com/SPWH2026	Close of business on April 2, 2026

The purposes of the Annual Meeting are to:

Proposal		Board Recommendation
1

Elect the six director nominees named in the accompanying Proxy Statement to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;

Vote FOR each of the director nominees
2	Approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement;	Vote FOR
3

Approve a second amendment and restatement of the Company's Amended and Restated 2019 Performance Incentive Plan (the "Amended 2019 Plan"), including to increase the number of shares available for grant under the Amended 2019 Plan;

Vote FOR
4	Ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2027 (fiscal year 2026); and	Vote FOR
5	Approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.	Vote 1 Year

On or about April 14, 2026, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (“2025 Annual Report”).

You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2026. You will be able to access the meeting using the control number found on your proxy card or voting instruction form, as applicable. The accompanying Proxy Statement provides detailed information about the Annual Meeting. We encourage you to read the Proxy Statement carefully and in its entirety.

2026 Proxy Statement	ii

The Board of Directors has fixed the close of business on April 2, 2026 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices at 1475 West 9000 South, Suite A, West Jordan, Utah 84088, for ten days before the Annual Meeting.

Whether or not you plan to be virtually present at the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible to instruct how your shares are to be voted at the Annual Meeting and to help ensure the presence of a quorum at the Annual Meeting. Voting now via proxy will not limit your right to change your vote or to attend the virtual Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 27, 2026

The Proxy Statement and our 2025 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on your proxy card or in the instructions that accompanied your proxy materials.

By order of the Board of Directors,

Jennifer Fall Jung
Chief Financial Officer and Secretary

April 14, 2026

2026 Proxy Statement	iii

2026 Proxy Statement	iv

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement on Schedule 14A (this “Proxy Statement”) contains forward-looking statements as that term is defined by the Private Securities Litigation Reform Act of 1995. These statements may concern our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition, which are subject to risks and uncertainties. All statements other than statements of historical fact included in this Proxy Statement are forward-looking statements. These statements may include words such as “aim,” “anticipate,” “assume,” “believe,” “can have,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “likely,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “should,” “target,” “will,” “would” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events or trends. For example, all statements we make relating to our plans and objectives for future operations, growth or initiatives and strategies are forward-looking statements.

These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management’s beliefs and assumptions. We derive many of our forward-looking statements from our own operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that predicting the impact of known factors is very difficult, and we cannot anticipate all factors that could affect our actual results.

All of our forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially from our expectations. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to:

▪
current and future government regulations, in particular regulations relating to the sale of firearms and ammunition, which may negatively impact the demand for our products and our ability to conduct our business;
▪
our retail-based business model, which is impacted by general economic and market conditions such as elevated interest rates, inflationary pressures and economic, market and financial uncertainties that may cause a decline in consumer spending;
▪
our concentration of stores in the Western United States, which makes us susceptible to adverse conditions in this region;
▪
the highly fragmented and competitive industry in which we operate and the potential for increased competition;
▪
changes in consumer demands, including regional preferences, which we may not be able to identify and respond to in a timely manner;
▪
our entrance into new markets or operations in existing markets, including our long-term strategy to open new stores in future periods, which may not be successful;
▪
the costs to close underperforming stores, if we decide to do so, which costs may be significant;
▪
stringent and evolving U.S. obligations relating to data privacy and security; and
▪
the impact of general macroeconomic conditions, such as labor shortages, inflation, elevated interest rates, the impacts of tariffs and trade disputes, economic slowdowns, and recessions or market corrections.

The above is not a complete list of factors or events that could cause actual results to differ from our expectations, and we cannot predict all of them. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements disclosed under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Annual Report on Form 10-K for the year ended January 31, 2026, as such disclosures may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the “SEC”), including subsequent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and public communications. You should evaluate all forward-looking statements made in this Proxy Statement and otherwise in the context of these risks and uncertainties.

2026 Proxy Statement

Potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on any forward-looking statements we make. These forward-looking statements speak only as of the date of this Proxy Statement and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties and other factors that in many cases are beyond our control. Except as required by law, we undertake no obligation to update or revise any forward-looking statements publicly, whether as a result of new information, future developments or otherwise.

2026 Proxy Statement	2

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

1475 WEST 9000 SOUTH, SUITE A

WEST JORDAN, UTAH 84088

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sportsman’s Warehouse Holdings, Inc. (the “Board of Directors” or the “Board”) from the holders of shares of our common stock, par value $0.01 per share (our “Common Stock”), for the purposes set forth in this Proxy Statement for our 2026 Annual Meeting of Stockholders (including any adjournments, continuations or postponements thereof, the “Annual Meeting”). The Annual Meeting will be held virtually, via live audiocast at www.virtualshareholdermeeting.com/SPWH2026 on Wednesday, May 27, 2026, at 8:00 a.m. Mountain Time. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2026.

On or about April 14, 2026, we expect to mail to our stockholders our proxy materials, including the Proxy Statement and our 2025 Annual Report. The Proxy Statement and our 2025 Annual Report can be accessed directly at the internet address www.proxyvote.com using the control number located on your proxy card or in the instructions that accompanied your proxy materials. These materials are also available on our corporate website at investors.sportsmans.com. References to our website in this Proxy Statement are provided for convenience only and the content on our website does not constitute part of this Proxy Statement.

References throughout this Proxy Statement to “Sportsman’s Warehouse,” the “Company,” “we,” “us,” and “our” refer to Sportsman’s Warehouse Holdings, Inc. and its subsidiaries, and references to “Holdings” refer to Sportsman’s Warehouse Holdings, Inc. excluding its subsidiaries. References to (i) “fiscal year 2025” refer to our fiscal year ended January 31, 2026; (ii) “fiscal year 2024” refer to our fiscal year ended February 1, 2025; and (iii) “fiscal year 2023” refer to our fiscal year ended February 3, 2024.

2026 Proxy Statement	3

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

When and where is the Annual Meeting?

The Annual Meeting will be held virtually on Wednesday, May 27, 2026, at 8:00 a.m. Mountain Time, via live audiocast on the Internet. You may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2026. You will be able to access the Annual Meeting using the control number found on your proxy card or voting instruction form, as applicable.

Why is the Company holding the Annual Meeting in a virtual-only meeting format?

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location. Sportsman’s Warehouse stockholders will be afforded the same opportunities to participate at the virtual Annual Meeting as they would at an in-person meeting.

What am I being asked to vote on at the Annual Meeting?

At the Annual Meeting, stockholders will act on the following matters:

1.
Election of the six director nominees named in this Proxy Statement to serve until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal;
2.
Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement;
3.
Approval of a second amendment and restatement of the Company's Amended and Restated 2019 Performance Incentive Plan (the "Amended 2019 Plan"), including to increase the number of shares available for grant under the Amended 2019 Plan;
4.
Ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027 (“fiscal year 2026”); and
5.
Approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation.

Stockholders will also be asked to consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?

The Board recommends that you vote your shares of our Common Stock:

▪
“FOR” each of the six director nominees named in this Proxy Statement;
▪
“FOR” the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement;
▪
"FOR" the second amendment and restatement of the Amended 2019 Plan, including to increase the number of shares available for grant under the Amended 2019 Plan;

2026 Proxy Statement	4

▪
“FOR” the ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2026; and
▪
"1 YEAR" as the frequency of future advisory votes on named executive officer compensation.

Who may vote?

Only holders of record of our Common Stock, at the close of business on the record date for the Annual Meeting, April 2, 2026 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. As of the Record Date, there were 38,953,350 shares of Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Our Common Stock is the only class of securities authorized to vote. Stockholders are not entitled to cumulative voting rights in the election of directors.

What must I do if I want to attend the Annual Meeting?

We will be hosting the Annual Meeting on the Internet via live audiocast. You will not be able to attend the Annual Meeting physically in person. All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold our Common Stock through a broker, bank or other nominee, may listen to and participate in the Annual Meeting by going to www.virtualshareholdermeeting.com/SPWH2026.

You will need the control number included on your proxy card or voting instruction form (if you received a printed copy of the proxy materials) or included in the email to you (if you received the proxy materials by email) in order to be able to attend the Annual Meeting. Please note that if you hold your shares in street name, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote your shares at the Annual Meeting.

The Annual Meeting audiocast will begin at 8:00 a.m. Mountain Time. Stockholders may access the Annual Meeting beginning at 7:45 a.m. Mountain Time through www.virtualshareholdermeeting.com/SPWH2026. Stockholders will be able to submit questions by means of the “Ask a Question” field beginning at 7:45 a.m. on the morning of the Annual Meeting and throughout the duration of the meeting. Following the presentation of all proposals at the Annual Meeting, we will answer stockholder-submitted questions pertinent to meeting matters as time permits. Any questions that we are unable to address during the Annual Meeting will be answered on our website at investors.sportsmans.com following the Annual Meeting. If we receive substantially similar questions, we will group the questions together and provide a single response to avoid repetition. We will not answer any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.

What happens if I experience technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be provided in the meeting access email that will be sent approximately one hour prior to the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority in voting power of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. On the Record Date, there were 38,953,350 shares of Common Stock and no shares of preferred stock outstanding and entitled to vote. Thus, the holders of 19,476,675 shares of Common Stock must be present in person or represented by proxy at the Annual Meeting for a quorum to exist.

2026 Proxy Statement	5

How do I vote my shares?

Voting at the Annual Meeting

All holders of shares of our Common Stock as of the close of business on the Record Date, including stockholders of record and stockholders who hold shares of our Common Stock in street name, may attend and vote their shares at the Annual Meeting. See above under “What must I do if I want to attend the Annual Meeting?”

Even if you plan to be virtually present at the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you later are unable to attend the Annual Meeting.

Submitting a Proxy or Voting Instructions

▪
Submitting a Proxy for Shares Registered Directly in the Name of the Stockholder. If you hold your shares of our Common Stock as a record holder and you are reviewing a printed copy of this Proxy Statement, you may vote by completing, signing, dating and returning the enclosed proxy card in the accompanying prepaid envelope, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of Common Stock as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card previously mailed to you. If you submit a proxy by Internet or telephone, you need not return a written proxy card by mail.
▪
Submitting Voting Instructions for Shares Registered in Street Name. If you hold your shares of our Common Stock in street name, which means your shares are held of record by a broker, bank or nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions over the Internet and may also permit you to provide your voting instructions by telephone. In addition, if you received a printed copy of this Proxy Statement, you may submit your voting instructions by completing, signing and dating the voting instruction form that was included with this Proxy Statement and returning it in the accompanying prepaid envelope. If you provide voting instructions by Internet or telephone, you need not return a written voting instruction form by mail.

What is the deadline for voting my shares if I do not attend the Annual Meeting?

If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m. Eastern Time on May 26, 2026 in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and received your proxy materials by mail, and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card, your proxy card must be received before the Annual Meeting for your shares to be voted at the Annual Meeting.

If you hold your shares in street name, please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares.

2026 Proxy Statement	6

What vote is required for adoption or approval of each matter to be voted on?

Proposal	Vote Required
Proposal 1: Election of directors

Each director nominee will be elected at the Annual Meeting if the nominee receives a majority of the votes cast with respect to his or her election (that is, the number of votes cast “For” the nominee must exceed the number of votes cast “Against” the nominee).

Proposal 2: Approval, on an advisory basis, of the compensation of our named executive officers

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Proposal 3: Approval of a second amendment and restatement of the Company's Amended and Restated 2019 Performance Incentive Plan

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Proposal 4: Ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for fiscal year 2026

The affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Proposal 5: Approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation

The frequency of future advisory votes on named executive officer compensation requires the affirmative vote of a majority in voting power of the outstanding shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the matter. However, if no frequency option receives the foregoing vote, our Board will consider the frequency option receiving the highest number of affirmative votes as the preferred frequency option of the Company's stockholders.

With respect to Proposal 1, our majority voting standard includes a director resignation policy that requires an incumbent director who stands for election to the Board but who fails to receive a majority of the votes cast in an uncontested election of directors to tender his or her resignation to the Secretary of the Company promptly following certification of the election results. In such event, the Board, considering the recommendation of the Nominating and Governance Committee of the Board, must decide whether to accept or reject the resignation and publicly disclose its decision, including the rationale behind any decision to reject the tendered resignation, within 90 days following certification of the election results. The Nominating and Governance Committee and the Board may, in making their recommendation or decision, as applicable, consider any factors and other information that they consider appropriate and relevant.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this Proxy Statement. See above under the heading “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of our Common Stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of our Common Stock held in street name on non-routine matters unless the broker receives voting instructions from the

2026 Proxy Statement	7

stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker, but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. Proposal 1 (election of directors), Proposal 2 (approval, on an advisory basis, of the compensation of the Company’s named executive officers), Proposal 3 (approval of a second amendment and restatement of the Company’s Amended 2019 Plan) and Proposal 5 (approval, on an advisory basis, of the frequency of future advisory votes on named executive officer compensation) are considered non-routine matters under applicable stock exchange rules. Proposal 4 (ratification of Grant Thornton as our independent registered public accounting firm) is considered a routine matter.

Consequently, if you hold your shares in street name through a brokerage account and do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal 4, but will not be permitted to vote your shares on Proposals 1, 2, 3 or 5 or on any other business as may properly come before the Annual Meeting. If your broker exercises this discretion on Proposal 4, your shares will be counted as present for determining the presence of a quorum at the Annual Meeting and will be voted on Proposal 4 in the manner directed by your broker, but your shares will constitute broker non-votes on Proposal 1, 2, 3 or 5 at the Annual Meeting.

What are my choices for casting my vote on each matter to be voted on?

Your choices for casting your vote on each proposal to be voted on at the Annual Meeting are as follows:

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Proposal 1: Election of directors	“For,” “Against,” or “Abstain” with respect to each of the director nominees	None. Not counted as a “vote cast”	No	None. Not counted as a “vote cast”
Proposal 2: Approval, on an advisory basis, of the compensation of our named executive officers	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	None. Not counted as a "vote cast"
Proposal 3: Approval of a second amendment and restatement of the Company's Amended and Restated 2019 Performance Incentive Plan	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	No	None. Not counted as a "vote cast"
Proposal 4: Ratification of the appointment of Grant Thornton as the Company's independent registered public accounting firm for fiscal year 2026	“For,” “Against,” or “Abstain”	Vote “Against” the proposal	Yes	Not applicable
Proposal 5: Approval, on an advisory basis, of the frequency of future advisory votes on named	"1 Year," "2 Years," "3 Years," or "Abstain"	No effect	No	None. Not counted as a "vote cast"

2026 Proxy Statement	8

executive officer compensation

How will voting on any other business be conducted?

Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in this Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion.

How can I change or revoke my proxy?

If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

▪
delivering a later dated proxy card;
▪
submitting another proxy by telephone or the Internet (your latest telephone or Internet voting instructions will be followed);
▪
delivering to the Secretary of Sportsman’s Warehouse at our principal executive offices a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or
▪
by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

Sportsman’s Warehouse Holdings, Inc.
Attn: Secretary
1475 West 9000 South, Suite A
West Jordan, Utah 84088

Any change to your proxy that is provided by telephone or the Internet must be submitted before the deadlines set forth above under “What is the deadline for voting my shares if I do not attend the Annual Meeting?”

If your shares are held in street name, you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Who will bear the cost of this proxy solicitation?

We will bear the cost of solicitation of proxies. This includes the charges and expenses of preparing, assembling, and mailing the Proxy Statement and other soliciting materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our issued and outstanding Common Stock. Proxies will be

2026 Proxy Statement	9

solicited by mail, and may be solicited personally by directors, officers, or our employees, who will not receive any additional compensation for any such services.

Where can I find the voting results of the Annual Meeting?

Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Current Report on Form 8-K to be filed with the SEC and which we will make available on our website at investors.sportsmans.com under “Financials & Filings”.

What do I do if I receive more than one proxy or set of voting instructions?

If you received more than one proxy card or voting instruction form (if you receive your proxy materials by mail), your shares may be registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each proxy card or voting instruction form that you received in order for all of your shares to be voted at the Annual Meeting.

If I share an address with another stockholder and received only one copy of the proxy materials, how do I obtain an additional copy?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, stockholders of record who have the same address and last name and did not receive their proxy materials electronically will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of proxy materials was delivered. If you are a stockholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Annual Meeting or for our future meetings, or if you are a stockholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, or at 1-866-540-7095. If you are a beneficial stockholder, please contact your bank, broker or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

2026 Proxy Statement	10

PROPOSAL 1 ELECTION OF DIRECTORS

Our Board of Directors consists of six directors. Each director is elected annually to serve a one-year term and holds office until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board may be filled only by the affirmative vote of a majority of the directors then in office.

The Nominating and Governance Committee of the Board is responsible for reviewing and recommending to the Board from time to time the experience, qualifications, attributes, skills or other criteria desired for directors and director candidates. In considering candidates for nomination or appointment to the Board, the Board considers such factors such as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers a diversity of personal background, perspective skills, experience and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experiences, background and capability. If determined necessary or appropriate based on the needs of the Board, the Board also considers whether the candidate is an “independent director” under Nasdaq Listing Rule 5605(a)(2) and whether the candidate satisfies other qualification requirements for service on committees of the Board. The Nominating and Governance Committee does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, and a candidate's background and personal experience, while important, does not necessarily outweigh other attributes or factors the Nominating and Governance Committee considers in evaluating candidates. After the Annual Meeting, assuming the director nominees herein are elected to the Board, two of our six directors will self-identify as female and one director who will self-identify as an “underrepresented minority.” In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

All of our directors bring to the Board a wealth of executive leadership experience. Below we identify and describe the key experience, qualifications, and skills our directors bring to the Board that are important in light of our businesses and structure. The directors’ experiences, qualifications, and skills that the Board considers in their re-nominations are included in their individual biographies.

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Nominees for Election as Directors at this Annual Meeting

Richard McBee, 62 Chair of the Board Director Since: November 2018 SPWH Committees: ▪ Member of the Compensation Committee

KEY EXPERIENCE

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Currently serves as President, Chief Executive Officer and Director of CLEAResult Consulting, Inc., a position he has held since July 2021.
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Served as President and Chief Executive Officer of Riverbed Technology from October 2019 to June 2021.
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Served as President, Chief Executive Officer and Director of Mitel Networks Corporation (Nasdaq: MITL) from January 2011 to October 2019.
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Served as President of the Communications and Enterprise Group of Danaher Corporation (NYSE: DHR) from 2007 to 2011. He joined Danaher in 2007 as President, Tektronix Communications, following the acquisition by Danaher of Tektronix.
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Spent 15 years with Tektronix and held a variety of positions of increasing responsibility, including Senior Vice President and General Manager, Communications Business Unit; Senior Vice President of Worldwide Sales, Service and Marketing; and Vice President of Marketing and Strategic Initiatives.

SKILLS AND QUALIFICATIONS

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Strong leadership skills, experience as a Chief Executive Officer and prior experience as Chief Executive Officer of a public company.
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Bachelor of Science from the United States Air Force Academy.
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Master of Business Administration from the Chapman School of Business and Economics.

Martha Bejar, 64 Board Member Director Since: February 2019 SPWH Committees: ▪ Chair of the Nominating and Governance Committee ▪ Member of the Audit Committee

KEY EXPERIENCE

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Senior Operating Partner at DaGrosa Capital Partners.
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Co-Founder Red Bison Advisory Group - provide business advisory services between USA and Asia.
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Served as CEO and Director of Unium Inc., a WiFi software solution provider, from March 2017 to March 2018.
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Served as CEO and Director at Flow Mobile Inc., a broadband wireless access solution provider, from January 2012 to December 2015.
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Served as Chairperson and CEO of Wipro Infocrossing Cloud Computing Services, from 2009 to 2011.
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Served as Corporate Vice President for the Communications Sector at Microsoft Corp, from June 2007 to June 2009.
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Has extensive public company board experience, governance, compensation and audit, currently serving as a director of Lumen Technologies, Inc.; CommVault Systems, Inc.; and Quadient S.A. (resigning in June 2025); and previously serving as a director of Polycom Inc.; and Mitel Systems.

SKILLS AND QUALIFICATIONS

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Extensive board expertise across governance, compensation, and audit, with a proven track record of oversight and strategic leadership.
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Executive leadership experience; technical expertise and extensive experience in the communications, technology industries and governance.
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Life Member of Council on Foreign Relations.
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Advanced Management Program degree from Harvard University Business School.
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Bachelor of Science in Industrial Engineering from the University of Miami.
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Master of Business Administration from Nova Southeastern University.

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STEVEN SANSOM, 57 Board Member Director Since: September 2023 SPWH Committees: ▪ Member of the Audit Committee ▪ Member of the Compensation Committee

KEY EXPERIENCE

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Currently serves as the Chairman and CEO of Steel Grove Capital Advisors and Steel Grove Family Office since September 2001.
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Served as founder, principal and member of the board of directors of Center Coast Capital Advisors, an independent investor in United States mid-stream energy infrastructure assets, from November 2007 until February 2018.
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Served as a vice president of Goldman Sachs & Co. between August 1993 and September 2001.
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Served in the Institutional Equity Capital Markets Group at Merrill Lynch Global Capital Markets from August 1991 to September 1993.
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Serves currently on the Advisory Board of Red Bison Technologies.
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Serves currently as a member of several boards of directors, including the advisory board of Jennyco (ai).

SKILLS AND QUALIFICATIONS

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Executive leadership experience and decades of experience as an investor and board member across a variety of industries including logistics and real estate; capital allocation, risk management and governance experience in high-growth businesses.
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National Association of Corporate Directors (NACD) Directorship Certified.
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Bachelor's degree in Business from Millsaps College with honors and also attended Harvard Business School's executive education program.

PAUL STONE, 56 President and CEO Director Since: November 2023

KEY EXPERIENCE

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Served as President and Chief Operating Officer of Hertz Global Holdings, Inc. (Nasdaq: HTZ) from October 2021 to September 2023 after serving as Interim Chief Executive Officer and on the Board of Directors from May 2020 to October 2021.
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Additionally served as Hertz's Executive Vice President and Chief Retail Operations Officer for North America from March 2018 to May 2020.
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Served as the Chief Retail Officer of Cabela's Inc., and outdoor outfitter retail company from November 2015 to December 2017.
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Prior to joining Cabela's, Mr. Stone spent 28 years with Sam's Club, a retail warehouse subsidiary of Walmart Inc. in various leadership roles.

SKILLS AND QUALIFICATIONS

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Executive leadership experience and over 30 years of experience in the retail industry.

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MICHAEL TUCCI, 65 Board Member Director Since: September 2025 SPWH Committees: ▪ Chair of the Compensation Committee ▪ Member of the Nominating and Governance Committee

KEY EXPERIENCE

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Served as a Founder and Managing Partner of Rebel Capital, LLC, an early-stage advisory and investment company within the consumer and related technology support sectors, since 2016.
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Additionally served as Chief Executive Officer and as a member of the board of directors of Rag & Bone, a fashion brand retailer and private company from November 2013 to September 2015.
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Served as President, North American Group of Coach, Inc., a leading American marketer of fine accessories and gifts for women and men, from February 2003 to August 2013.
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Prior to joining Coach, Mr. Tucci held senior executive positions at The Gap, Inc. and Macy’s, Inc.

SKILLS AND QUALIFICATIONS

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Executive leadership experience; experience as a Chief Executive Officer in the retail industry.
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Bachelor of Arts degree from Trinity College.

Nancy A. Walsh, 65 Board Member Director Since: August 2022 SPWH Committees: ▪ Chair of the Audit Committee ▪ Member of the Nominating and Governance Committee

KEY EXPERIENCE

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Chief Financial Officer of Katapult Holdings, Inc. (Nasdaq: KPLT) since December 2022.
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Served as the Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc., a specialty retailer of hard-surface floorings, from September 2019 to November 2022.
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Served from January 2018 until April 2019 as Executive Vice President and Chief Financial Officer of Pier 1 Imports, Inc., a home furnishing and decor retailer. Pier 1 Imports, Inc. filed for Chapter 11 bankruptcy protection in February 2020.
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Served from November 2015 until December 2017 as Executive Vice President and Chief Financial Officer of The Bon-Ton Stores, Inc., a department store chain. The Bon-Ton Stores, Inc. filed for Chapter 11 bankruptcy protection in February 2018.
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Served in various financial positions, including as Senior Vice President of Finance, with Tapestry, Inc. (NYSE: TPR), formerly known as Coach, Inc., a fashion handbag, leather goods and apparel retailer from March 1999 to December 2013.

SKILLS AND QUALIFICATIONS

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Executive leadership experience; experience as a Chief Financial Officer of multiple public companies.
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Bachelor of Science in Zoology from the University of New Hampshire and holds a Master of Business Administration from Northeastern University.

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Skills Matrix

Our Nominating and Governance Committee utilizes a skills matrix as part of the Board’s annual evaluation, succession planning, and director nomination process. The goal is to ensure that the Board collectively possesses the relevant skills and backgrounds for effective governance, meaningful strategic planning and strong leadership that enhances financial performance and builds stakeholder value. The following skills matrix shows a summary of the skills and core competencies of our director nominees and continuing directors and should not be considered to be a complete list of each director’s strengths and contributions to the Board.

Skills	McBee	Bejar	Sansom	Stone	Tucci	Walsh
Retail / Sporting Goods				X	X	X
E-Commerce / Digital Transformation	X	X		X	X	X
Supply Chains & Logistics	X			X	X
Finance / Audit / Risk Management		X	X			X
Board / Public Company Governance	X	X				X
M&A / Capital Markets	X	X	X		X	X
Customer / Marketing / Branding			X	X	X	X
Human Capital / Culture	X			X
CEO Experience	X	X	X	X	X
Shareholder Communication & Alignment	X	X	X	X	X	X

Skills	Qualifications for the Skill
Retail / Sporting Goods	Experience in multi-location retail, sporting gear, or outdoor products.
E-Commerce / Digital Transformation	Expertise in online retail, digital marketing, and omni-channel strategy.
Supply Chains & Logistics	Experience in inventory, sourcing, distribution, and fulfillment.
Finance / Audit / Risk Management

Financial or accounting experience and an understanding of financial reporting, internal controls and compliance, which may include experience as a Chief Financial Officer, a licensed Certified Public Accountant, or a member of an audit committee of another company, and experience overseeing and managing company risk, including experience in information security, data privacy and cybersecurity.

Board / Public Company Governance	Experience as director or officer of a publicly listed company, with knowledge of SEC and Nasdaq regulations.
M&A / Capital Markets	Experience in executing and/or overseeing acquisitions of companies and capital-raising transactions.
Customer / Marketing / Branding	Expertise in customer segmentation, loyalty, and brand positioning.

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Skills	Qualifications for the Skill
Human Capital / Culture	Experience in talent development, retention, and leadership alignment, including managing and developing a large workforce, managing compensation, and/or managing other human capital initiatives.
CEO Experience	Strategic executive leadership during periods of growth or disruption, including defining and driving strategic direction and growth and managing the operations of a business or large organization.
Shareholder Communication & Alignment

Experience in aligning shareholder interests with the board’s vision and company performance, including through communication with shareholders to build trust and transparency with regular updates, reports, and meetings.

Nominees for Election

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. McBee, Ms. Bejar, Mr. Sansom, Mr. Stone, Mr. Tucci and Ms. Walsh for election to the Board to serve until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees is currently a member of our Board of Directors. Mr. Tucci joined our Board in September 2025 and is standing for election to our Board for the first time. Mr. Tucci was initially identified as a potential director nominee by a director. The Nominating and Governance Committee then assessed the candidacy of Mr. Tucci in light of the director criteria included in our Corporate Governance Guidelines. Each member of the Nominating and Governance Committee, as well as certain other directors, interviewed Mr. Tucci. Following these interviews, the Board of Directors met, discussed and approved the appointment of Mr. Tucci to the Board of Directors. The nominees for election have consented to be named in this Proxy Statement and to serve as directors if elected. If any of the nominees are unable or unwilling for good cause to serve as directors if elected (which is not anticipated), the persons who are designated as proxy holders may exercise discretionary authority to vote for a substitute nominee selected by our Board or our Board may reduce the number of directors serving on the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of stockholders. The Company’s corporate governance practices are memorialized in our Corporate Governance Guidelines which direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, composition of the Board’s standing committees, stockholder communications with the Board, succession planning and the Board’s annual performance evaluation. A current copy of our Corporate Governance Guidelines is available on our website at investors.sportsmans.com.

Annual Board Evaluation

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Governance Committee, the Nominating and Governance Committee oversees an annual evaluation of the performance of the Board and each of its committees in order to assess the overall effectiveness of the Board and its committees. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination

Director Independence

Our Board has determined that each of Mses. Bejar and Walsh and Messrs. McBee, Sansom and Tucci qualify as an “independent director” under Nasdaq Listing Rule 5605(a)(2). Mr. Stone does not currently qualify as an independent director because he is employed as our President and Chief Executive Officer. In addition, our Board previously affirmatively determined that Steven Becker qualified as independent director during the period of fiscal year 2025 that he served on our Board. Mr. Becker resigned from our Board on September 5, 2025.

In making its independence determinations, our Board considered the relationships that each of these non-employee directors has with the Company, including the transactions listed below, and all other facts and circumstances our Board deemed relevant in determining their independence. As required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Meetings and Attendance

During fiscal year 2025, our Board held ten meetings, the Audit Committee held four meetings, the Compensation Committee held seven meetings and the Nominating and Governance Committee held four meetings. Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served during fiscal year 2025.

It is the Board’s policy to encourage directors to attend each annual meeting of stockholders, either in person or telephonically. Our Board expects each director to attend the Annual Meeting. All of our then-current directors attended our 2025 annual meeting of stockholders.

Board Leadership and Structure

Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the Chair of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time. The Board recognizes that the roles of Chief Executive Officer and Chair of the Board are distinct. While the Chief Executive Officer is responsible for setting our strategic direction and for our day-to-day leadership and performance, the Chair of the Board provides guidance to the Chief Executive Officer and

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sets the agenda for, and presides over, meetings of the Board. The Board believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and Chair of the Board separate, provides the proper balance between independence and management participation at this time. Mr. Stone currently serves as our Chief Executive Officer and Mr. McBee currently serves as our independent Chair of the Board.

Board’s Role in Risk Oversight

One of the principal functions of our Board is to provide oversight concerning the assessment and management of risk related to our business. The Board is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, including material acquisitions and financings, as well as through its oversight of management and the committees of the Board. Management is responsible for identifying the material risks facing the Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with the Board or the appropriate Board committee. In connection with this responsibility, members of management provide regular reports to the Board regarding business operations and strategic planning, financial planning and budgeting and regulatory matters, including any material risk to the Company relating to such matters.

The Board has delegated oversight for specific areas of risk exposure to committees of the Board as follows:

1.
The Audit Committee is responsible for discussing the Company’s overall risk assessment and risk management policies with management, our internal auditors and our independent registered public accounting firm, as well as the Company’s plans to monitor and control any financial risk exposure. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls. In addition, the Audit Committee reviews all related party transactions under Item 404(a) of Regulation S-K, including the risks relating to those transactions impacting the Company. The Audit Committee is also responsible for overseeing the Company's cybersecurity risk management processes, including oversight and mitigation risks from cybersecurity threats.
2.
The Compensation Committee reviews the Company’s incentive compensation arrangements to help ensure that they do not encourage unnecessary risk-taking. See below under “Compensation Risk Assessment.”
3.
The Nominating and Governance Committee reviews corporate governance-related risks impacting the Company, including those related to environmental and social matters.

At each regular meeting of our Board, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any matters relating to risk assessment or risk management. Upon the request of the committees, our Chief Executive Officer and Chief Financial Officer attend meetings of these committees when they are not in executive session, and often report on matters that may not be otherwise addressed at these meetings. Also, at least annually the Board receives an update relating to cybersecurity risks facing the Company and the steps that the Company has taken in order to address these risks. In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under “Board Leadership and Structure” above.

Compensation Risk Assessment

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to encourage unnecessary or excessive risk taking that could have a material adverse effect on the Company. In addition, the Compensation Committee believes the mix and design of the elements of our executive compensation program do not encourage management to assume unnecessary or excessive risks that could have a material adverse effect on the Company.

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Insider Trading Policy

We have an insider trading policy (our “Insider Trading Policy”) and procedures that govern the purchase, sale and other dispositions of our securities by our employees, directors and consultants who are advised by our Chief Financial Officer. We believe the Insider Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. In addition, it is the Company’s practice to comply with the applicable laws and regulations relating to insider trading. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended January 31, 2026.

Policy on Hedging and Pledging

The Company recognizes that hedging against losses in Company stock is not appropriate or acceptable trading activity for individuals employed by or serving the Company. The Company has incorporated prohibitions on various hedging activities within its insider trading policy, which policy applies to directors, officers and employees. The policy prohibits all directors, officers and employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. The policy also prohibits pledging any Company stock or equity awards as collateral for any margin account, or other form of credit arrangement.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. All committee members are independent directors and meet the independence requirements under Nasdaq for the applicable committee on which they serve. In addition, each member of the Audit Committee also meets the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and satisfies the additional financial literacy requirements of the Nasdaq rules. Our Board has also determined that each member of the Compensation Committee satisfies the additional independence requirements specific to compensation committee membership under applicable rules of Nasdaq. In making this determination, the Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee.

The charters of these committees are available on our website at investors.sportsmans.com.

The current composition of each of our three standing committees is set forth below. Mr. Stone, our President and Chief Executive Officer, does not serve on any committees of the Board.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Richard McBee		X
Martha Bejar	X		Chair
Steven Sansom	X	X
Michael Tucci		Chair	X
Nancy A. Walsh	Chair		X

Audit Committee

Our Audit Committee is responsible for, among other things:

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selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

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▪
evaluating the qualifications, performance and independence of our independent registered public accounting firm;
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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
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reviewing and discussing with management, internal auditors, and independent auditors the results of the annual audit, drafts of independent auditors’ reports and our annual audited financial statements;
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reviewing the adequacy and effectiveness of our internal control policies and procedures;
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preparing the audit committee report required by the SEC to be included in our annual proxy statement;
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discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results;
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resolving any difficulties or disagreements during the annual audit;
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reviewing our exposure to risk and reviewing any significant financial risk exposures facing us and management’s plans to monitor, control and/or minimize such exposures, including cybersecurity risk management processes and mitigation of risks from cybersecurity threats;
•
reviewing and assessing our risk management, risk assessment, and major risk exposures with respect to financial accounting, operational, tax, privacy and cybersecurity and information technology risks; and
▪
approving related party transactions.

Our Board has determined that Ms. Walsh qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

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establishing and reviewing the overall compensation philosophy of the Company in light of our specific business objectives;
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reviewing and approving the compensation of our executive officers, including annual base salary, annual incentive bonuses, specific performance goals relevant to their compensation, equity compensation, and employment;
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reviewing succession planning for our Chief Executive Officer and management;
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administering and determining any award grants under our equity incentive plan;
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recommending to the Board the compensation of our directors;
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preparing any compensation committee report required by the SEC to be included in our annual proxy statement;
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overseeing our compensation-related disclosures required by the SEC; and
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periodically reviewing risks related to our compensation policies and practices.

The Compensation Committee has the power to appoint, from among its members, subcommittees, each of which may have (as determined by the Compensation Committee) the full power of the Compensation Committee; provided, however, that the Compensation Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Compensation Committee as a whole. Each such subcommittee shall consist of at least two members of the Compensation Committee that have been determined to be “non-employee

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directors.” The Compensation Committee has not delegated and has no current intention to delegate any of its authority with respect to determining executive officer compensation to any subcommittee. In determining compensation for executive officers other than the Chief Executive Officer, the Compensation Committee may consider, among other things, the recommendations of the Chief Executive Officer and other officers.

Prior to March 2026, our Compensation Committee engaged the services of Frederic W. Cook & Co. (“FW Cook”), a compensation consulting firm, to advise the Compensation Committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other selected companies. In March 2026, after a thorough review of several compensation consultants, the Compensation Committee engaged Willis Towers Watson Public Limited Company (“WTW”) to advise on the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other selected companies going forward. Neither FW Cook nor WTW provides any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that each of FW Cook and WTW does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or Nasdaq listing standards. The Compensation Committee has assessed the independence of each of FW Cook and WTW pursuant to SEC rules and Nasdaq listing standards and concluded that no conflict of interest exists that would prevent FW Cook or WTW from independently representing the committee.

Nominating and Governance Committee

Our Nominating and Governance committee is responsible for, among other things:

▪
identifying, evaluating and recommending individuals qualified to become members of the Board and its committees;
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assessing Board and committee composition, including director independence;
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reviewing the qualifications of, and considering stockholders' recommendations for, director candidates and recommending director nominees to the full Board;
▪
overseeing onboarding of new directors and ongoing director education;
▪
leading annual evaluations of the Board and its committees;
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driving CEO succession planning and annual CEO performance evaluations;
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recommending corporate officers for Board approval;
▪
supporting the Board’s oversight of risks related to leadership structure and governance;
▪
overseeing the development and execution of environmental, social and corporate strategies; and
▪
periodically reviewing and recommending enhancements to corporate governance principles, policies, and practices.

Director Candidates Recommended by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Properly communicated stockholder-recommended director candidates will be considered in the same manner and using the same criteria as used for any other director candidate. To be properly communicated, stockholders desiring to recommend candidates for consideration by the Nominating and Governance Committee and the Board should submit their recommendation in writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, West Jordan, Utah 84088, no later than the January 1st prior to the next annual meeting of stockholders, together with all information about the stockholder and the candidate that would be required if the stockholder was nominating the candidate for election to the Board. For additional information on such requirements, see “Proposals of Stockholders and Director Nominations for 2027 Annual Meeting.” The Nominating and Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the

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eligibility and qualification of the director candidate to serve as a member of the Board. For a discussion of the factors and other criteria the Nominating and Governance Committee and Board will consider when evaluating a director candidate, see “Proposal 1—Election of Directors.”

Please note that stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Governance Committee as described above) must deliver written notice to our Secretary as described further under “Proposals of Stockholders and Director Nominations for 2027 Annual Meeting.”

Stockholder Engagement

The Board and management team value stockholder perspectives and maintain ongoing, proactive engagement with stockholders throughout the year. Our Investor Relations team, executive leadership team, and members of our Board regularly meet with current and prospective stockholders and research analysts to discuss various topics, including the Company’s strategy and performance. The management team also participates in industry conferences and non-deal roadshows, engaging both in person and virtually.

In addition, prior to the 2026 Annual Meeting, management and the Chair of our Compensation Committee conducted stockholder outreach to solicit feedback. We contacted investors representing approximately 33.2% of our then-outstanding shares, with the majority participating in meeting with us.

These meetings included focused discussion on our proposal to increase our shares available to fund equity awards, as well as discussions regarding our ongoing business transformation and recent reconstitution of our management team. Following these engagements, we shared feedback received with our Board and relevant Board committees. See the section below titled “Proposal 3—Approval of the Sportsman’s Warehouse Holdings, Inc. Second Amended and Restated 2019 Performance Incentive Plan” for a summary of stockholder feedback from these conversations.

Communications with the Board of Directors

Individuals may contact our entire Board, an individual director, the independent directors as a group, any Board committee or any Chairperson of any Board committee by sending a written communication to the Board, the individual director, the independent directors as a group, any Board Committee or any Chairperson of any Board committee in care of:

Sportsman’s Warehouse Holdings, Inc.

Attn: Secretary

1475 West 9000 South

West Jordan, Utah 84088

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Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should be addressed to the Board, any such individual director, the independent directors as a group, Board committee or Chairperson of any Board committee by either name or title. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the directors. Junk mail, job inquiries, business solicitations, or hostile communications will not be presented. In addition, if requested by stockholders, when appropriate, the Lead Independent Director will also be available for consultation and direct communication with stockholders.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to our employees, directors, and officers. This Code of Conduct and Ethics is applicable to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The code is available on our website at investors.sportsmans.com. If we ever were to amend or waive any provision that applies to our executive officers or directors, we intend to promptly disclose any such amendments or waivers on our website at investors.sportsmans.com, rather than by filing a Current Report on Form 8-K.

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EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth certain information regarding our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Paul Stone	56	President and Chief Executive Officer
Jennifer Fall Jung	55	Chief Financial Officer and Secretary

See “Proposal 1—Election of Directors—Nominees for Election as Directors at this Annual Meeting" for information concerning the business experience of Mr. Stone. Information concerning the business experience of our other executive officer is set forth below.

Jennifer Fall Jung has served as our Chief Financial Officer and Secretary since August 2025. Ms. Fall Jung, previously served as the Executive Vice President, Chief Financial Officer of The Duckhorn Portfolio, Inc., a formerly publicly traded company that sells luxury wines, from June 2023 to April 2025. From August 2019 to February 2023, Ms. Fall Jung served as Chief Financial Officer of Funko, Inc., a consumer goods company focused on licensed collectables, accessories and apparel. Prior to that role, Ms. Fall Jung held a variety of roles at The Gap, Inc., a multinational clothing retailer, including Senior Vice President, Corporate Finance and Investor Relations from January 2017 to March 2018. From November 2012 to January 2017, she served as Chief Financial Officer and Senior Vice President of Old Navy Global Stores and Online, a division of The Gap, and Head of International of Old Navy Global. Ms. Fall Jung has more than two decades of corporate finance and investor-focused public company experience. Ms. Fall Jung earned an MBA and a BS in business administration from San Diego State University.

There are no family relationships between or among any of our executive officers or directors.

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EXECUTIVE COMPENSATION

Overview

We currently qualify as a “smaller reporting company” under Item 10(f) of Regulation S-K promulgated under the Exchange Act, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program than companies that are not smaller reporting companies, our Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our compensation program for the fiscal year ended January 31, 2026 (sometimes referred to as fiscal year "2025”) for our named executive officers (our “NEOs”). Our NEOs for fiscal year 2025 are:

Name	Position(s)
Paul Stone	President and Chief Executive Officer
Jennifer Fall Jung	Chief Financial Officer and Secretary
Jeff White	Former Chief Financial Officer and Secretary

We did not have any other “executive officers” (as defined in Rule 3b-7 under the Exchange Act) during fiscal year 2025.

Executive Summary

The important features of our executive compensation program include the following:

▪
A substantial portion of executive pay is tied to performance. We structure a significant portion of our named executive officers’ compensation to be variable, at risk and tied directly to our measurable performance.
▪
Our executive bonuses are dependent on meeting corporate objectives. Our annual performance-based bonus opportunities for all of our named executive officers are dependent upon our achievement of annual corporate objectives established each year and the individual officer’s contributions towards such corporate objectives.
▪
We emphasize long-term equity incentives. Equity awards are an integral part of our executive compensation program, and comprise the primary “at-risk” portion of our named executive officer compensation package. These awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to remain employed with us on a long-term basis.
▪
We do not provide our executive officers with any excise tax gross ups.
▪
We generally do not provide executive fringe benefits or perquisites to our executives, such as car allowances.
▪
Our Compensation Committee has retained an independent third-party compensation consultant for guidance in making compensation decisions. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices, so that our Compensation Committee can regularly assess the Company's individual and total compensation programs against these peer companies, the general marketplace and other industry data points.
▪
We prohibit hedging and pledging of Company stock.

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▪
We engage with our shareholders on the topic of executive compensation to understand their views on the structure of our pay programs to effectively incentivize and retain key talent, while creating long-term value for our investors.

Advisory Vote on Named Executive Officer Compensation, "Say-on-Pay"

At last year’s annual meeting of stockholders, approximately 94% of votes cast approved the “say-on-pay” proposal regarding the compensation awarded to our named executive officers. We take the views of our stockholders seriously and view this result, which was substantially higher than our prior year’s result, as evidence that our stockholders generally approve of the direction of our executive compensation program.

Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation, "Say-on-Frequency"

At our 2020 annual meeting of stockholders, our stockholders indicated their approval of the recommendation that we solicit a say-on-pay vote on an annual basis (such vote on the frequency of the say-on-pay vote is commonly referred to as a “say-on-frequency” vote). A "say-on-frequency" vote is a non-binding, advisory vote that enables stockholders to express their preference as to how often they would like companies to hold an advisory vote on executive compensation. We have adopted a policy that is consistent with that preference and, accordingly, we are holding a say-on-pay vote at this year's annual meeting. A “say-on-frequency” vote is required every six years, and as such, we are holding a say-on-frequency vote during this year's annual meeting as well.

Objectives, Philosophy and Elements of Executive Compensation

Our compensation program aims to achieve the following main objectives:

▪
align the interests of our executives with those of the stockholders;
▪
attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
▪
be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
▪
provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
▪
strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual performance-based bonuses and long-term incentive compensation (both cash-based and equity-based). We also provide some of our executive officers with benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans.

Use of Competitive Market Compensation Data

The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, in fiscal year 2025, the Compensation Committee directed FW Cook to develop a proposed list of our peer group companies to be used in connection with assessing the compensation practices of the publicly traded companies with whom we compete or are considered specialty retailers.

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In fiscal year 2025, FW Cook proposed, and the Compensation Committee approved, a group of companies that would be appropriate peers based on Sportsman’s Warehouse’s industry focus and size based on employee headcount, revenues and market capitalization. The peer group with respect to fiscal year 2025 is as follows:

Peer Group
Academy Sports & Outdoors	Genesco
Boot Barn	Haverty Furniture
The Buckle	LL Flooring
Caleres	Sally Beauty
Citi Trends	Shoe Carnival
The Container Store	Zumiez
Designer Brands

Using data compiled from the peer companies, FW Cook completed an assessment of our executive compensation to inform the Compensation Committee’s determinations regarding executive compensation for fiscal year 2025. FW Cook prepared, and the Compensation Committee reviewed, a range of market data reference points (generally at the 25th, 50th, and 75th percentiles of the market data) with respect to base salary, annual incentives, equity compensation, total target cash compensation (base salary and the target annual incentive) and total direct compensation (total target cash compensation and equity compensation) with respect to each of our named executive officers. The Compensation Committee did not target pay at any particular percentile of the market data, but rather reviewed these market data reference points as a helpful reference point in making fiscal year 2025 compensation decisions. Market data is only one of the factors that the Compensation Committee considers in making compensation decisions. The Compensation Committee considers other factors as described below under “Factors Used in Determining Executive Compensation.”

Fiscal Year 2025 Executive Compensation Program

Base Salary

In connection with Mr. Stone's appointment as Chief Executive Officer in November 2023, he entered into an employment agreement, pursuant to which his annual base salary was set at $1,100,000, and his salary remained at that level for fiscal 2025. In connection with Ms. Fall Jung's appointment as Chief Financial Officer in August 2025, she entered into an employment agreement, pursuant to which her annual base salary was set at $600,000.

During the portion of fiscal year 2025 that Mr. White was employed by us, his annual base salary was $504,000.

Annual Performance Bonus

The Company maintains an annual bonus program, pursuant to which our executives may earn cash bonuses based on upon the achievement of corporate performance goals. Mr. Stone's employment agreement provides for a target annual bonus opportunity of 150% of his annual base salary. Ms. Fall Jung’s employment agreement provides for a target annual bonus opportunity of 75% of her annual base salary. Prior to his termination of employment, Mr. White was eligible for a target bonus opportunity equal to 75% of his annual base salary.

For fiscal year 2025, we maintained an annual bonus program (the “FY 2025 Bonus Program”), pursuant to which Mr. Stone, Ms. Fall Jung and Mr. White were eligible to earn a cash bonus based upon the achievement of certain corporate goals, which consisted of “Adjusted EBITDA” goals, "Margin" goals, and “Sales” goals, with such goals weighted 40%, 40%, and 20%, respectively, as set forth below:

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2025 Bonus Target ($ in thousands)
Adjusted EBITDA	Bonus %	Margin	Bonus %	Sales	Bonus %
$27,170	0%	$367,170	0%	$1,192,170	0%
$28,470	10%	$369,470	10%	$1,195,170	10%
$29,770	20%	$371,770	20%	$1,198,170	20%
$31,070	30%	$374,070	30%	$1,201,170	30%
$32,370	40%	$376,370	40%	$1,204,170	40%
$33,670	50%	$378,670	50%	$1,207,170	50%
$34,970	60%	$380,970	60%	$1,210,170	60%
$36,270	70%	$383,270	70%	$1,213,170	70%
$37,570	80%	$385,570	80%	$1,216,170	80%
$38,870	90%	$387,870	90%	$1,219,170	90%
$40,170	100%	$390,170	100%	$1,222,170	100%
$40,970	110%	$391,670	110%	$1,227,170	110%
$41,770	120%	$393,170	120%	$1,232,170	120%
$42,570	130%	$394,670	130%	$1,237,170	130%
$43,370	140%	$396,170	140%	$1,242,170	140%
$44,170	150%	$397,670	150%	$1,247,170	150%
$46,170	175%	$401,420	175%	$1,259,670	175%
$48,170	200%	$405,170	200%	$1,272,170	200%

For purposes of the 2025 performance bonuses, “Adjusted EBITDA” is net (loss) income of the Company as determined in accordance with GAAP plus interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, executive transition and severance costs, impairment costs and other expenses that we do not believe are indicative of our ongoing expenses, along with any other adjustments to net (loss) income disclosed by the Company in its filings with the Securities and Exchange Commission to determine Adjusted EBITDA. “Margin” is gross profit divided by net sales, in each case as determined in accordance with GAAP. "Sales" is net sales as determined in accordance with GAAP.

In March 2026, the Compensation Committee approved reducing each of the “Adjusted EBITDA” goals, "Margin" goals, and “Sales” goals for the FY 2025 Bonus Program by $2,830,000 in order to account for the impact of a reward programs correction that we reported in fiscal year 2025 but that related to fiscal years prior to fiscal year 2025. The modified goals for the FY 2025 Bonus Program are reflected in the table above.

In March 2026, the Compensation Committee also reviewed the Company’s achievement against the modified goals and determined that for fiscal year 2025, Adjusted EBITDA was $27,460,000, Margin was $373,522,000 and Sales were equal to $1,209,182,000. Based on this achievement, bonuses under the FY 2025 Bonus Program were paid out at the level of 23.3% of participants’ target bonus opportunity; however, Ms. Fall Jung’s bonus was prorated based on the number of days she was employed by the Company in fiscal year 2025. Mr. Stone received a bonus of $384,450 and Ms. Fall Jung received a bonus of $48,104. Mr. White forfeited his eligibility to receive, and did not receive, an annual bonus payment under the FY 2025 Annual Bonus Program due to his separation from the Company prior to the payment of bonuses.

Fiscal Year 2025 Long-Term Compensation: Cash Awards

Mr. Stone and Mr. White were each granted a cash-based long-term incentive plan award (“FY 2025 Cash LTIP Award”) on March 26, 2025. Ms. Fall Jung was granted an FY 2025 Cash LTIP Award on August 18, 2025. As shown in the table below, the FY 2025 Cash LTIP Awards were based on the achievement of goals relating to “Same Store Sales Growth Percentage” ("SSS %") and Adjusted Net Loss weighted 50% and 50%, respectively. Mr. Stone’s, Ms. Fall Jung's and Mr. White’s target awards were $940,000, $500,000 and $375,000, respectively. Each FY 2025 Cash LTIP Award provides the opportunity to earn between 0% and 200% of the target award, depending on performance. The FY 2025 Cash LTIP Award is structured such that there are separate goals for each of fiscal years 2025, 2026 and 2027, with one-third of the award allocated to each fiscal year (or in the case of Ms. Fall Jung, 20% allocated to fiscal year 2025 and 40% allocated to

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each of fiscal years 2026 and 2027), and with performance interpolated between threshold and target, and between target and maximum for each year. The portion of the FY 2025 Cash LTIP Award that is deemed eligible to vest with respect to a particular fiscal year will vest on the third anniversary of the grant date (or in the case of Ms. Fall Jung, on April 30, 2028) and be paid within 30 days thereafter, subject to the executive’s continued service though the vesting date. The goals for fiscal year 2025 are set forth in the table below, and the goals for fiscal years 2026 and 2027 were set in a manner intended to be challenging.

2025 Cash LTIP Award Metrics for FY 2025 ($ in thousands)
SSS %	Bonus %	Adjusted Net Loss	Bonus %
0.0%	0%	$(22,900)	0%
0.3%	10%	$(21,940)	10%
0.6%	20%	$(20,980)	20%
0.9%	30%	$(20,020)	30%
1.2%	40%	$(19,060)	40%
1.5%	50%	$(18,100)	50%
1.8%	60%	$(17,140)	60%
2.1%	70%	$(16,180)	70%
2.4%	80%	$(15,220)	80%
2.7%	90%	$(14,260)	90%
3.0%	100%	$(13,300)	100%
3.4%	110%	$(12,730)	110%
3.8%	120%	$(12,160)	120%
4.2%	130%	$(11,590)	130%
4.6%	140%	$(11,020)	140%
5.0%	150%	$(10,450)	150%
6.0%	175%	$(9,025)	175%
7.0%	200%	$(7,600)	200%

For purposes of the FY 2025 Cash LTIP Awards, “Adjusted Net Loss” means net (loss) income of the Company as determined in accordance with GAAP and reflected on the Company’s consolidated statement of income, plus executive transition costs, cancelled contract expenses, legal expenses, valuation allowance, impairment costs, and income tax expense (benefit), along with any other adjustments to net (loss) income disclosed by the Company in its filings with the Securities and Exchange Commission to determine Adjusted Net Loss. “Same Store Sales Growth Percentage” means (i) Same Store Sales for the current fiscal year less Same Store Sales for the prior fiscal year, divided by (ii) Same Store Sales for the prior fiscal year. “Same Store Sales” means, for any fiscal year period, net sales from stores beginning with the first day of the 13th full fiscal month following the store’s grand opening or acquisition by the Company. Net sales from stores that were closed during the period are excluded from same store sales calculation. Net sales from e-commerce are included in same store sales. For fiscal years consisting of 53 weeks, net sales during the identified non-comparable week are excluded from calculation of same store sales. Same Store Sales also includes any other adjustments disclosed by the Company in its filings with the Securities and Exchange Commission to determine same store sales.

In March 2026, the Compensation Committee reviewed the Company’s achievement against these goals and determined that for fiscal year 2025, SSS % was 1.0%, and Adjusted Net Loss was $(21,309). Based on this achievement, 25% of the portion of the target amount of Mr. Stone’s and Ms. Fall Jung’s FY 2025 Cash LTIP award that relates to fiscal year 2025 was deemed eligible to vest and will be paid out on March 26, 2028 (or in the case of Ms. Fall Jung on April 30, 2028), subject to continued employment through the payment date. Mr. White’s entire FY 2025 Cash LTIP Award was forfeited without consideration upon his separation.

Certification of Fiscal Year 2024 Long-Term Compensation: Cash Awards

Both Mr. Stone and Mr. White were granted a cash-based long-term incentive plan award (“FY 2024 Cash LTIP Award”) on April 1, 2024. As shown in the table below, the FY 2024 LTIP Award was based on the achievement of goals relating to

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Adjusted EBITDA Margin and Leverage Ratio weighted 50% and 50%, respectively. Mr. Stone’s and Mr. White’s target awards are $1,000,000 and $500,000, respectively. Each FY 2024 Cash LTIP Award provides for the opportunity to earn between 0% and 200% of the target award, depending on performance. The FY 2024 LTIP Award is structured such that there are separate goals for each of fiscal years 2024, 2025 and 2026, with one-third of the award allocated to each fiscal year, and with performance interpolated between threshold and target, and between target and maximum for each year. The portion of the FY 2024 Cash LTIP Award that is deemed eligible to vest with respect to a particular fiscal year will vest on the third anniversary of the grant date and be paid within 30 days thereafter, subject to the executive’s continued service though the vesting date. The performance goals and payout schedule for the portion of each FY 2024 Cash LTIP Award that relates to fiscal year 2025 are set forth below. In March 2026, the Committee reviewed the Company’s achievement against these performance goals and determined that for fiscal year 2025, neither the Adjusted EBITDA Margin threshold nor the Leverage Ratio threshold were met. As such, no portion of Mr. Stone’s FY 2024 Cash LTIP Award related to fiscal year 2025 became eligible to vest and be paid out, demonstrating our commitment to aligning pay and performance. With respect to Mr. White, his FY 2024 Cash LTIP Award was forfeited in its entirety without consideration upon the date of his termination of employment with us.

2024 Cash LTIP Award Metrics for FY 2025
Adjusted EBITDA %	Bonus %	Leverage Ratio	Bonus %
4.80%	0%	2.00	0%
4.92%	10%	1.98	10%
5.04%	20%	1.95	20%
5.16%	30%	1.93	30%
5.28%	40%	1.90	40%
5.40%	50%	1.88	50%
5.52%	60%	1.85	60%
5.64%	70%	1.83	70%
5.76%	80%	1.80	80%
5.88%	90%	1.78	90%
6.00%	100%	1.75	100%
6.10%	110%	1.73	110%
6.20%	120%	1.70	120%
6.30%	130%	1.68	130%
6.40%	140%	1.65	140%
6.50%	150%	1.63	150%
6.75%	175%	1.56	175%
7.00%	200%	1.50	200%

Other Bonuses

In connection with Ms. Fall Jung's appointment as Chief Financial Officer in August 2025, she entered into an employment agreement, pursuant to which she received a $75,000 signing bonus payable in three equal installments, the first of which was paid during fiscal year 2025 upon her start date with the Company.

Fiscal Year 2025 Equity Grants in 2025

Time-Based Awards

In March 2025, we granted 200,000 and 110,000 time-based restricted stock units to Mr. Stone and Mr. White, respectively, which vest in three substantially equal installments on March 26, 2026, March 26, 2027, and March 26, 2028, subject to continued employment with us. All of such restricted stock units granted to Mr. White were forfeited without consideration upon the date of his termination of employment with us.

In connection with her joining the Company, and pursuant to terms of her employment agreement, Ms. Fall Jung was granted 125,000 time-based restricted stock units in August 2025, which vest in three substantially equal installments on August 18, 2026, August 18, 2027, and August 18, 2028, subject to continued employment with us.

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Performance-Based Awards

In August 2025, we granted performance-based restricted stock units to Ms. Fall Jung in connection with her joining the Company, and pursuant to the terms of her employment agreement. Such restricted stock units were eligible to vest between 0% and 100% of the target number of restricted stock units (which is equal to 125,000 restricted stock units) based on Adjusted EBITDA for the fiscal years 2025 and 2026, with 25% of the total target number of restricted stock units corresponding to the fiscal year 2025 performance period and 75% corresponding to the fiscal year 2026 performance period. Any of the performance-based restricted stock units that become eligible to vest for the fiscal year 2025 or fiscal year 2026 performance periods vest on April 30, 2027, subject to continued employment with us. The performance targets and the number of restricted stock units that may become eligible to vest based on performance for the fiscal year 2025 performance period are set forth below.

FY 2025 Performance Metrics for CFO New Hire Performance-Based Award ($ in thousands)
Actual Level of Adjusted EBITDA ($ in thousands)	Vesting Eligibility Percentage
$30,400	0%
$31,560	10%
$32,720	20%
$33,880	30%
$35,040	40%
$36,200	50%
$37,360	60%
$38,520	70%
$39,680	80%
$40,840	90%
$42,000	100%

In March 2026, the Compensation Committee determined that, because the actual level of Adjusted EBITDA (as defined above) for fiscal year 2025 was $27,460,000, the Company did not achieve the required performance for any portion of Ms. Fall Jung’s performance-based restricted stock units that relate to the fiscal year 2025 performance period to become eligible to vest; as a result, 31,250 of the target performance stock units were forfeited. We believe that this demonstrates our commitment to a pay-for-performance philosophy.

In March 2026, the Compensation Committee also amended the maximum number of performance-stock units granted to Ms. Fall Jung in August 2025 that could become eligible to vest based on performance for the fiscal year 2026 performance period from 100% of the target number of restricted stock units that correspond to the fiscal year 2026 performance period to 200% of such target number of restricted stock units. In addition, the Compensation Committee established the Adjusted EBITDA targets, which were set in a manner intended to be challenging, and number of restricted stock units that may become eligible to vest based on achievement of Adjusted EBITDA for the fiscal year 2026 performance period.

Other Features of Our Executive Compensation Program

Employment Agreements

On September 22, 2023, we entered into an employment agreement with Mr. Stone and on August 4, 2025 we entered into an employment agreement with Ms. Fall Jung, the terms for both of which are described in more detail below in the section titled, “Employment Agreements with our Named Executive Officers.” We did not maintain an employment agreement with Mr. White.

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Separation Arrangements

In connection with Mr. White’s separation from the Company, we entered into a Separation Agreement (as defined below) with him in August 2025, as described in more detail below in the section titled “Potential Payments Upon Termination or Change in Control.”

Severance and Change in Control Benefits

Mr. Stone's employment agreement referenced in the preceding section and the award agreements for his equity awards provide for certain benefits to be paid to him in connection with a termination of his employment. In addition, Ms. Fall Jung's employment agreement referenced in the preceding section and the award agreements for her equity awards provide for certain benefits to be paid to her in connection with a termination of her employment. In addition, Mr. White has received and continues to receive certain severance benefits pursuant to his Separation Agreement. Such benefits are described below in the section titled “Potential Payments Upon Termination or Change in Control.”

Other Benefits

Mr. Stone and Ms. Fall Jung are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) plan to our employees, including our named executive officers, as discussed in the section below entitled "Defined Contribution Plan." We do not generally provide perquisites or personal benefits to our named executive officers.

Clawback Policy

We maintain a clawback policy that complies with the relevant requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards. In addition, both time-based and performance-based cash and equity awards (whether short-term or long-term) are subject to an additional clawback policy that applies to cash or stock that vests or is received by Section 16 officers and certain other executives within 36 months prior to the date on which we are required to prepare an accounting restatement, to the extent that a lesser amount would have vested or been received absent the restatement.

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SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2025 and 2024

The following table presents information regarding compensation of Messrs. Stone, White and Ms. Fall Jung, our only executive officers during fiscal year 2025, for services rendered during fiscal years 2025 and 2024. These individuals are referred to in this Proxy Statement as our “named executive officers.”

				Stock	Non-Equity Incentive Plan	All Other
Name and Principal Positions(s)	Year	Salary ($)	Bonus(1) ($)	Awards(2) ($)	Compensation(3) ($)	Compensation(4) ($)	Total ($)
Paul Stone	2025	1,100,000	127,050	204,000	335,733	400	1,767,183
President and Chief Executive Officer	2024	1,100,000	—	2,899,994	—	2,129	4,002,123
Jennifer Fall Jung	2025	265,385	40,897	710,000	57,207	400	1,073,889
Chief Financial Officer
Jeff White	2025	278,769	—	112,200	—	513,958	904,927
Former Chief Financial Officer and Secretary	2024	486,846	87,500	499,999	—	2,165	1,076,510

(1)
The amount reported in the “Bonus” column of the table above for fiscal year 2025 for Mr. Stone represents the discretionary portion of his 2025 annual performance bonus. For Ms. Fall Jung, the amount reported in the “Bonus” column for fiscal year 2025 represents (i) the first installment of a one-time $75,000 signing bonus, payable in three equal installments, with the first installment paid on her start date of August 18, 2025, the second six months thereafter, and the third on her one-year anniversary and (ii) the discretionary portion of her 2025 annual performance bonus. For Mr. White, the amount reported in the “Bonus” column for fiscal year 2024 represents the second installment of a cash retention bonus paid in two equal installments in fiscal years 2023 and 2024.
(1)
The amounts reported in the “Stock Awards” column of the table above for fiscal year 2025 include the following: for Mr. Stone, Ms. Fall Jung and Mr. White, restricted stock units subject to time-based vesting requirements (“time-based restricted stock units”) awarded in fiscal year 2025 with grant date fair values of $204,000, $355,000, and $112,200 respectively. Additionally, for Ms. Fall Jung the amount for fiscal year 2025 includes performance-based restricted stock units subject to both time- and performance-based vesting requirements (“performance-based restricted stock units”) awarded in fiscal year 2025 with a grant date fair value of $355,000 (based on "target" level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). The amounts reported in the “Stock Awards” column of the table above for fiscal year 2024 include the following: for Messrs. Stone and White, performance-based restricted stock units awarded in fiscal year 2024 with grant date fair values of $1,249,998 and $499,999, respectively (based on "target" level of performance, which the Company determined was the probable outcome of the applicable performance-based conditions on the grant date). Additionally, for Mr. Stone, the amount for fiscal year 2024 includes time-based restricted stock units awarded in fiscal year 2024 with a grant date fair value of $1,649,996. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with FASB ASC Topic 718 and reflects the number of shares of our Common Stock (the “target” number of shares in the case of restricted stock units with performance-based vesting conditions) subject to the restricted stock units awarded to the named executive officer multiplied by the closing price of a share of our Common Stock on the grant date of the award.
(2)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column of the table above for fiscal year 2025 include (i) annual performance bonuses earned by Mr. Stone and Ms. Fall Jung based on the Compensation Committee’s assessment of the Company’s adjusted EBITDA, margin and sales for fiscal year 2025 relative to pre-established goals and (ii) incentive cash bonuses earned by Mr. Stone and Ms. Fall Jung based on the Compensation Committee’s assessment of the Company’s SSS % and adjusted net loss for fiscal year 2025 relative to pre-established goals, which will be paid on March 26, 2028, subject to continued employment. No incentive cash bonuses were earned by our named executive officers in fiscal year 2024.
(3)
The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2025 include employer contributions to a health savings account for Mr. Stone, Ms. Fall Jung and Mr. White. For Mr. White, the amounts reported in the “All Other Compensation” column of the table above for fiscal year 2025 also reflect his payments under his Separation and Consulting Agreement, dated August 4, 2025. See the section titled “Potential Payments Upon Termination or Change in Control” for more information. Specifically, it includes (i) $232,620 in base salary for the period from Mr. White’s separation date (August 4, 2025) until the last day of fiscal year 2025, (ii) $203,538 for his prorated bonus, and (iii) $77,000 in consulting fees. The

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amounts reported in the “All Other Compensation” column of the table above for fiscal year 2024 include employer contributions to a health savings account for Messrs. Stone and White.
(4)
Mr. White ceased to serve as Chief Financial Officer and Secretary of the Company, effective as of August 17, 2025. He transitioned to a consulting role with the Company from August 18, 2025 to September 9, 2025. Ms. Fall Jung was appointed as the Company’s Chief Financial Officer, effective as of August 18, 2025.

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR-END

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of January 31, 2026, including the vesting dates for the portions of these awards that had not vested as of that date.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)		($)(1)	(#)		($)(1)
Paul Stone	110,032	(2)	150,744	—		—
	269,687	(3)	369,471	—		—
	83,074	(4)	113,811	—		—
	200,000	(5)	274,000	—		—
Jennifer Fall Jung	125,000	(6)	171,250	93,750	(7)	128,438
Jeff White(8)	—		—	—		—

(1)
The market value of such award was calculated based on the $1.37 closing price of our common stock on January 30, 2026, the last trading day of fiscal year 2025.
(2)
The unvested portion of this time-based restricted stock unit award is scheduled to vest on November 1, 2026, subject to continued employment or service.
(3)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in two annual installments on April 1, 2026 and April 1, 2027, subject to continued employment or service.
(4)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in two annual installments on May 1, 2026 and May 1, 2027, subject to continued employment or service.
(5)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in three annual installments on March 26, 2026, March 26, 2027 and March 26, 2028, subject to continued employment or service.
(6)
The unvested portion of this time-based restricted stock unit award is scheduled to vest in three annual installments on August 18, 2026, August 18, 2027 and August 18, 2028 subject to continued employment or service.
(7)
Represents the unvested portion of performance-based restricted stock unit awards for which the performance conditions have not been satisfied, including 31,250 restricted stock units for which the performance conditions were not satisfied and were subsequently forfeited in March 2026. Amount shown reflects the threshold payout level.
(8)
All of Mr. White’s unvested equity awards were forfeited upon the date of his termination of employment; as a result, he did not have any outstanding equity awards as of January 31, 2026.

The awards set forth in the “Outstanding Equity Awards at 2025 Fiscal Year-End” table above are restricted stock unit awards granted to Mr. Stone and Ms. Fall Jung under the terms of our Amended 2019 Plan, which are described below under “—Equity Incentive Plans.” Each restricted stock unit represents a contractual right to receive one share of our Common Stock if the applicable time-based or performance-based vesting requirements, outlined in the footnotes to the table above, are satisfied. Mr. Stone and Ms. Fall Jung do not have the right to vote or dispose of the restricted stock units, but, in the event we pay dividends with respect to our Common Stock, Mr. Stone and Ms. Fall Jung would be

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credited with additional restricted stock units as dividend equivalents that are subject to the same vesting and payment terms as the underlying stock units. The unvested portions of the restricted stock unit awards are subject to accelerated vesting in certain circumstances as discussed below.

EMPLOYMENT AGREEMENTS WITH OUR NAMED EXECUTIVE OFFICERS

The following describes the material terms of the employment agreements that we have entered with Mr. Stone and Ms. Fall Jung.

Employment Agreement with Paul Stone

Term. On September 22, 2023, we entered into an employment agreement with Mr. Stone, our President and Chief Executive Officer. The employment agreement provides for an indefinite term that commenced on November 1, 2023 and continues until terminated by either party. Mr. Stone's employment with us is on an at-will basis, terminable by us or by Mr. Stone at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the severance provisions discussed below under the heading “—Potential Payments Upon Termination or Change in Control.”

Base salary. Mr. Stone's employment agreement provides for an annual base salary of $1,100,000 subject to review and increases by the Company in its sole discretion.

Annual bonus. During the term of the employment agreement, Mr. Stone is eligible to receive an annual performance bonus, payable in cash, for each fiscal year during the term of the employment agreement. Mr. Stone's target bonus for a fiscal year is equal to 150% of his base salary beginning with fiscal year 2024, with the actual amount of his bonus for the year determined by our Compensation Committee. Mr. Stone’s annual bonus for fiscal year 2023 was guaranteed at the full target amount of 150% of his base salary, pro-rated based on his start date of November 1, 2023.

Special bonus. Pursuant to the employment agreement, Mr. Stone received a one-time signing bonus of $350,000 payable on November 1, 2023, subject to repayment if within 12 months of the date of the employment agreement the Company terminated his employment for “gross misconduct” or Mr. Stone voluntarily resigned for other than “good reason” (as such terms are defined in the employment agreement).

Equity awards. Pursuant to the employment agreement, Mr. Stone received a time-based restricted stock unit with a value of $1.7 million based on the closing price of our common stock on November 1, 2023 under our Inducement Plan, which will vest over three years in three equal installments on each of November 1, 2024, November 1, 2025 and November 1, 2026, subject to continued employment. As a signing bonus, on May 1, 2024, Mr. Stone was granted time-based restricted stock units with a value of $400,000, based on the closing price of our common stock on the grant date under our Inducement Plan, which will vest over three years in three equal installments on May 1, 2025, May 1, 2026 and May 1, 2027, subject to continued employment. As part of the annual equity awards granted to our executive officers in 2024, Mr. Stone was granted (A) time-based RSUs with a value of $1.25 million based on the closing price of our common stock on the grant date under our Amended 2019 Plan, which will vest over three years in three equal installments on each of the first, second and third anniversary of the grant date, and (B) performance-based RSUs with a grant date fair value of $1.25 million under our Amended 2019 Plan, which will vest over a three-year period based on performance metrics to be determined at the time of grant.

Other compensation. The employment agreement also provides for Mr. Stone to participate in our employee benefit plans for senior executives generally, reimbursement of business expenses, and reimbursement of an annual physical exam. Mr. Stone was also eligible to receive reimbursement up to $90,000 for reasonable relocation expenses and legal fees related to the negotiation of his Employment Agreement.

Provisions of Mr. Stone’s employment agreement relating to severance benefits are discussed under “—Potential Payments Upon Termination or Change in Control.”

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Employment Agreement with Jennifer Fall Jung

Term. On August 4, 2025, we entered into an employment agreement with Ms. Fall Jung, our Chief Financial Officer. The employment agreement provides for an indefinite term that commenced on August 18, 2025 and continues until terminated by either party. Ms. Fall Jung's employment with us is on an at-will basis, terminable by us or by Ms. Fall Jung at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the severance provisions discussed below under the heading “—Potential Payments Upon Termination or Change in Control.”

Base salary. Ms. Fall Jung's employment agreement provides for an annual base salary of $600,000 subject to review and increases by the Company in its sole discretion.

Annual bonus. During the term of the employment agreement, Ms. Fall Jung is eligible to receive an annual performance bonus, payable in cash, for each fiscal year during the term of the employment agreement. Ms. Fall Jung's target bonus for a fiscal year is equal to 75% of her base salary beginning with fiscal year 2025, with the actual amount of her bonus for the year determined by our Compensation Committee. Any annual bonus payable to Ms. Fall Jung for fiscal year 2025 will be prorated based on the number of days she was employed by the Company during fiscal year 2025.

Special bonus. Pursuant to the employment agreement, Ms. Fall Jung received a one-time signing bonus of $75,000 payable in three equal installments, with the first paid on her start date, the second six months thereafter, and the third on the one-year anniversary of her start date, in each case subject to her remaining employed by the Company through the payment date.

Long-Term cash incentive award. The employment agreement also provides that subject to approval by the Board or a committee thereof, Ms. Fall Jung will receive a long-term cash incentive award opportunity in a target amount equal to $500,000 that will vest on April 30, 2028, based on the achievement of performance goals, and subject to her continued employment through the vesting date.

Equity awards. Pursuant to the employment agreement, Ms. Fall Jung received a time-based restricted stock unit award consisting of 125,000 units on August 18, 2025 under our Amended 2019 Plan, which will vest over three years in three equal installments on each of August 18, 2026, August 18, 2027, and August 18, 2028, subject to continued employment. Additionally, Ms. Fall Jung received a performance-based restricted stock award consisting of 125,000 target units, which are eligible to vest based on Adjusted EBITDA for fiscal years 2025 and 2026, with 25% of the total target number of restricted stock units subject to the award corresponding to fiscal year 2025 and 75% of the total target number of restricted stock units corresponding to fiscal year 2026.

Other compensation. The employment agreement also provides for Ms. Fall Jung to participate in our employee benefit plans for senior executives generally and reimbursement of business expenses.

Provisions of Ms. Fall Jung’s employment agreement relating to severance benefits are discussed under “—Potential Payments Upon Termination or Change in Control.”

Equity Incentive Plans

Amended and Restated 2019 Performance Incentive Plan

We maintain the Amended 2019 Plan, to provide an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. Our stockholders approved this plan in May 2024. Employees, officers, directors and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the Amended 2019 Plan.

Amended and Restated Employee Stock Purchase Plan

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In April 2015, our Board adopted the Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”). In April 2024, our Board adopted the Amended and Restated Employee Stock Purchase Plan (the “Amended ESPP”). Our stockholders approved the Amended ESPP in May 2024. Under the Amended ESPP, shares of our Common Stock are available for purchase by eligible employees who elect to participate in the ESPP. Our Board believes that the Amended ESPP helps the Company retain and motivate eligible employees and helps further align the interests of eligible employees with those of the Company’s stockholders.

Inducement Plan

On September 21, 2023, the Board adopted and approved the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) to reserve 1,000,000 shares of the Company’s common stock to be used exclusively for grants of awards to individuals that were not previously employees or directors of the Company (or following a bona fide period of non-employment), as an inducement material to the individual’s entry into employment with the Company, pursuant to Nasdaq Listing Rule 5635(c)(4).

The Inducement Plan was adopted and approved without stockholder approval pursuant to Nasdaq Listing Rule 5635(c)(4) and will be administered by the Compensation Committee of the Board (the “Compensation Committee”). Awards under the Inducement Plan may only be granted by: (i) the Compensation Committee, provided such committee is comprised solely of “independent directors” (as defined by Nasdaq Listing Rule 5605(a)(2)) or (ii) a majority of the Company’s “independent directors.” The Inducement Plan provides for the grant of options, stock appreciation rights, restricted stock, stock bonuses, stock units, restricted stock units, performance stock, deferred shares, phantom stock, dividend equivalent rights and other cash or share-based awards. In addition, forms of Restricted Stock Unit Award Agreement were adopted and approved for use with the Inducement Plan.

The Inducement Plan was terminated on May 30, 2024 upon approval of the Amended 2019 Plan by the Company’s stockholders. No other awards may be granted under the Inducement Plan.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that may become payable to Mr. Stone and Ms. Fall Jung in each case in connection with a termination of the named executive officer's employment and/or a change in control of us under the circumstances described below.

Paul Stone

Mr. Stone's employment agreement, which is described under the heading “—Employment Agreements with Our Named Executive Officers,” and the award agreements for his equity awards provide for certain benefits to be paid to him in connection with a termination of his employment with us and/or a change in control under the following circumstances:

Termination of employment for death, incapacity or gross misconduct or without good reason. In the event that Mr. Stone's employment terminates during his employment term due to his death or incapacity or for gross misconduct, or by Mr. Stone without good reason (as such terms are defined in his employment agreement), Mr. Stone would be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”).

Pursuant to the terms of the award agreements for Mr. Stone’s time-based restricted stock units received in fiscal year 2024, if Mr. Stone’s employment terminates due to his death or permanent disability (as such term is defined in the award agreement) between scheduled vesting dates for such restricted stock units, the next vesting tranche of the award that is scheduled to vest will immediately vest and the remaining unvested stock units will terminate.

Pursuant to the terms of the award agreement for Mr. Stone’s performance-based restricted stock units received in fiscal year 2024, if Mr. Stone’s employment had terminated due to his death or permanent disability (as such term is

2026 Proxy Statement	37

defined in the award agreement) before the first anniversary of the grant date, Mr. Stone would have become fully vested at the end of the performance period in all the restricted stock units determined eligible to vest as if his employment or service had not been terminated. Any remaining unvested restricted stock units would have been terminated. The compensation committee determined that none of the performance-based restricted stock units received in fiscal year 2024 were eligible to vest because the threshold performance metrics were not achieved and that, as a result, such restricted stock units were terminated.

If Mr. Stone’s employment is terminated for gross misconduct, or by Mr. Stone without good reason (as such terms are defined in his employment agreement), any unvested time-based restricted stock units and any unvested performance-based restricted stock units shall terminate upon Mr. Stone’s termination of employment or service.

Termination of employment without gross misconduct or with good reason. In the event that Mr. Stone's employment is terminated by us during his employment term without gross misconduct or by Mr. Stone with good reason, Mr. Stone would be entitled to his accrued obligations and the following severance benefits: (1) a lump sum payment equal to 18 months of his then-current base salary (or of an assumed base salary of $1,100,000 if Mr. Stone’s then current base salary is less than $1,100,000); (2) a pro-rata portion of his target bonus for the year of termination; (3) any annual bonus for the immediately preceding year he has earned but not yet been paid; and (4) company-paid COBRA continuation coverage for him and his eligible dependents for up to 18 months following the termination date (or a taxable payment in lieu of such premium payments). Mr. Stone’s receipt of such severance benefits is conditioned on him timely signing and not revoking a separation agreement with us (which includes a release of claims) and complying with certain other conditions.

In addition, in the event Mr. Stone’s employment is terminated by the Company without gross misconduct (excluding due to his death or permanent disability), or by Mr. Stone for good reason, Mr. Stone’s time-based and performance-based equity awards that are unvested will terminate upon his termination, except as provided below under “—Change in Control.”

Change in Control. Pursuant to the terms of Mr. Stone’s employment agreement, in the event that Mr. Stone's employment is terminated by us or any successor entity without gross misconduct or by Mr. Stone with good reason, in either case, within 12 months after a change in control (as such term is defined in his employment agreement) of us, any time-based vesting conditions applicable to his equity awards will be considered satisfied, subject to Mr. Stone timely executing and not revoking a general release of claims in favor of us.

Pursuant to Mr. Stone's award agreements for his time-based restricted stock units received in fiscal year 2024, if Mr. Stone’s employment is terminated by us absent gross misconduct or without cause, as applicable, or by Mr. Stone with good reason, and such termination occurs on or within 12 months (or in the case of his time-based restricted stock units received on April 1, 2024, 24 months) after a change of control (as such terms are defined in the award agreement) of us, in addition to his benefits above under “Termination of employment without gross misconduct or with good reason”, any outstanding time-based restricted stock unit awards granted to him by us will become fully vested upon his termination.

Restrictive covenants. Mr. Stone also entered into an Employee Confidential Information and Inventions Assignment Agreement (the “CIIAA”) that contains certain restrictive covenants including a confidentiality and non-disclosure agreement, a twelve-month post-termination non-competition clause, a twelve-month post-termination non-solicitation of employees or independent contractors clause, and a non-disparagement clause.

Jennifer Fall Jung

Ms. Fall Jung’s employment agreement, which is described under the heading “—Employment Agreements with Our Named Executive Officers,” provides for certain benefits to be paid to her in connection with a termination of her employment with the Company and/or a change in control under the following circumstances:

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Termination of employment for death, incapacity, gross misconduct or without good reason. In the event that Ms. Fall Jung’s employment is terminated due to her death or incapacity or by the Company for gross misconduct, or by Ms. Fall Jung without good reason (as such terms are defined in her employment agreement), Ms. Fall Jung would be entitled to receive her accrued obligations, consisting of accrued but unpaid base salary and any accrued but unused vacation (if applicable) through the date of termination, reimbursement of unreimbursed business expenses, and any vested benefits under applicable benefit plans. Ms. Fall Jung would not be entitled to any severance benefits or accelerated vesting of equity awards in such circumstances.

Pursuant to the terms of Ms. Fall Jung’s time-based restricted stock units received in fiscal year 2025, if Ms. Fall Jung’s employment terminates due to her death or permanent disability (as such term is defined in the award agreement) between scheduled vesting dates, the next vesting tranche of the award that is scheduled to vest will immediately vest and the remaining unvested stock units will terminate.

Pursuant to the terms of Ms. Fall Jung’s performance-based restricted stock units received in fiscal year 2025, if Ms. Fall Jung’s employment had terminated due to her death or permanent disability (as such term is defined in the award agreement) prior to the last day of fiscal year 2025, the restricted stock units that correspond to the fiscal year 2025 performance period would have remained eligible to vest based on actual performance, and any such restricted stock units deemed earned would immediately vest. The restricted stock units that relate to the fiscal year 2026 performance period would have been forfeited without consideration in such case. If Ms. Fall Jung’s employment terminates due to her death or permanent disability after the end of fiscal year 2025 and prior to April 30, 2027, all of the performance-based restricted stock units (whether they relate to the fiscal year 2025 performance period or the fiscal year 2026 performance period) would remain eligible to vest based on actual performance, and any such restricted stock units deemed earned would immediately vest. Any performance-based restricted stock units that did not vest based on actual performance would be forfeited without consideration.

Termination of employment without gross misconduct or with good reason. In the event that Ms. Fall Jung’s employment is terminated by the Company without gross misconduct or by Ms. Fall Jung with good reason (as such terms are defined in her employment agreement), Ms. Fall Jung would be entitled to receive her accrued obligations and, subject to her timely providing and not revoking a general release of claims in favor of the Company the following severance benefits: (1) a lump sum payment equal to 12 months of her then-current base salary, (2) payment of the premiums necessary for her and her eligible dependents (if any) to continue group health coverage under COBRA for up to 12 months, (3) payment of any annual bonus earned for the preceding year for which payment has not yet been received, and (4) payment of a pro-rated target annual bonus for the year in which the termination occurs. Except as otherwise provided below under “—Change in Control,” the treatment of Ms. Fall Jung’s equity awards will be governed by the terms of the applicable award agreements. Ms. Fall Jung’s receipt of such severance benefits is conditioned on her timely signing and not revoking a separation agreement with us (which includes a release of claims) and complying with certain other conditions.

Change in Control. In the event that Ms. Fall Jung’s employment is terminated by the Company without gross misconduct or by Ms. Fall Jung with good reason, in either case within 12 months following a change in control (as such term is defined in her employment agreement), in addition to the severance benefits described above, any time-based vesting conditions applicable to her outstanding equity awards will be considered satisfied as of the date of termination, subject to Ms. Fall Jung’s timely execution and non-revocation of a general release of claims in favor of the Company. Performance-based equity awards will be treated in accordance with the terms of the applicable award agreements.

Pursuant to Ms. Fall Jung’s award agreement for her time-based restricted stock units received in fiscal year 2025, if Ms. Fall Jung’s employment is terminated by us without cause or by Ms. Fall Jung with good reason, and such termination occurs on or within two years after a change of control (as such terms are defined in the award agreement) of us, any of such time-based restricted stock units then outstanding and unvested will become fully vested upon her termination of employment.

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Pursuant to Ms. Fall Jung’s award agreement for the performance-based restricted stock units granted to her in August 2025, if (1) a change of control (as defined in the award agreement) occurs before April 30, 2027 (the “Vesting Date”) and before the date Ms. Fall Jung’s service with us terminates, and Ms. Fall Jung’s employment is terminated by us without cause or by Ms. Fall Jung with good reason (as such terms are defined in the award agreement) upon or following the change of control and before the Vesting Date, then Ms. Fall Jung will become fully vested in the target number of restricted stock units subject to the award, subject to Ms. Fall Jung timely executing and not revoking a general release of claims in favor of us.

Restrictive covenants. Ms. Fall Jung also entered into an Employee Confidential Information and Inventions Assignment Agreement (the “CIIAA”) that contains certain restrictive covenants including a confidentiality and non-disclosure agreement, and a twelve-month post-termination non-solicitation of employees or independent contractors clause.

Jeff White

In connection with Mr. White’s separation, the Company and Mr. White entered into a Separation and Consulting Agreement on August 4, 2025 (the “Separation Agreement”). The Separation Agreement provided that Mr. White’s employment as Chief Financial Officer and Secretary of the Company ceased on August 17, 2025 (the “Separation Date”) and he transitioned to a consulting role with the Company from August 18, 2025 to September 9, 2025 (the “Consulting Period”). Subject to Mr. White satisfying certain conditions, including entering into an initial release of claims with the signing of the Separation Agreement and a supplemental release of claims executed upon the Separation Date and complying with the terms and conditions of the Separation Agreement and covenants therein, Mr. White will receive (i) payments equal to 12 months of Mr. White’s base salary, payable in equal installments on the Company’s regular payroll schedule over the 12 month period immediately following the Separation Date, (ii) payment of the premiums necessary for him and his eligible dependents to continue group health coverage under COBRA for up to 12 months, and (iii) payment of a pro-rated target annual bonus for the Company’s fiscal year ending January 31, 2026 on the next regularly scheduled payroll date after the Separation Date. All equity awards granted to Mr. White that were outstanding and unvested immediately prior to the Separation Date ceased vesting and were forfeited for no consideration on the Separation Date. Subject to Mr. White complying with his obligations during the Consulting Period and entering into a supplemental release of claims upon the termination of the Consulting Period, Mr. White was paid a retainer fee in an amount equal to $77,000.

Other Policies

Executive Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, under which (i) our Chief Executive Officer is expected to own shares of our Common Stock with a value equal to at least three times his then-current annualized base salary and (ii) each of our other executive officers is expected to own shares of our Common Stock with a value equal to at least one times the officer’s then-current annualized base salary. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the executive officer, by the officer’s spouse, or by the officer’s children who reside with the officer or the officer’s spouse, shares held in a trust established by the executive officer or the officer’s spouse for estate or tax planning purposes if the trust is revocable by the officer or the officer’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the executive officer (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our executive officers are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the executive officer first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If an executive officer does not satisfy the guideline level of ownership as of such a measurement date, the executive officer is expect to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the executive officer by the Company until and to the extent required for the executive’s level of ownership

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to satisfy the applicable guideline level. Our Board of Directors or the Compensation Committee may suspend or grant waivers to the guidelines from time to time. Currently, each of our executive officers is either in compliance with the stock ownership guidelines or is within the five-year grace period to come into compliance with such guidelines.

Clawback Policy

In November 2023, our Board of Directors adopted a clawback policy that complies with Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder, and Nasdaq Listing Rule 5608.

We also maintain a separate clawback policy that allows our Board of Directors or the Compensation Committee to require reimbursement or cancellation of both time-based and performance-based awards or payments made under our cash and equity incentive plans to the Company’s current and former executive officers, and current and former vice presidents and more senior officers of the Company, in certain circumstances where: (1) the amount of the award or payment was determined based on the achievement of financial results that were subsequently the subject of an accounting restatement due to noncompliance with any financial reporting requirement under the securities laws, (2) a lesser (or no) payment or award of cash or shares would have been made to the individual based upon the restated financial results, and (3) the payment or award of cash or shares was received by the individual (or the applicable vesting date occurred) within 36 months prior to the date on which the Company is required to prepare such accounting restatement.

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PAY VERSUS PERFORMANCE

									Value of Initial Fixed $100 Investment Based on:
	Summary Compensation Table Total for PEO			Compensation Actually Paid to PEO			Average Summary Compensation Table Total for Non-PEO Named	Average Compensation Actually Paid to Non-PEO Named	Total Share-	Net
Fiscal	Paul Stone	Joseph Schneider	Jon Barker	Paul Stone	Joseph Schneider	Jon Barker	Executive Officers	Executive Officers	holder Return	(Loss) Income
Year	($)(1)	($)(1)	($)(1)	($)(2)	($)(2)	($)(2)	($)(3)	($)(4)	($)(5)	($)
2025	1,767,183	-	-	1,518,303	-	-	989,408	387,380	21.14	(50,061)
2024	4,002,123	-	-	1,695,232	-	-	1,076,510	502,978	31.48	(33,059)
2023	2,741,394	914,616	250,425	2,262,753	758,706	(822,437)	1,176,874	421,503	57.10	(28,997)
(1)
The dollar amounts reported in these columns are the amounts of total compensation reported for (i) with respect to 2025 and 2024, Paul Stone, our Chief Executive Officer; and (ii) with respect to 2023, Paul Stone, our Chief Executive Officer, Joseph Schneider, our former Interim Chief Executive Officer and Jon Barker, our former Chief Executive Officer, in each corresponding year in the “Total” column of the Summary Compensation Table. Refer to "Executive Compensation Tables - Summary Compensation Table for Fiscal Years 2025 and 2024."
(2)
The dollar amounts reported in these columns are the amount of “compensation actually paid” to Messrs. Stone, Schneider and Barker for 2025, 2024, and 2023, as applicable, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our former PEO during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Stone's total compensation for 2025 to determine the compensation actually paid to him for 2025 (adjustments for pension or dividend payments are not covered, as the Company does not have supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not be the precise values reported above):

Year		Paul Stone - 2025
Summary Compensation Table Total	($)	1,767,183
Less: Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	($)	(204,000)
Plus: Year-End Fair Value for Outstanding and Unvested Stock and Option Awards Granted in the Covered Year	($)	274,000
Plus: Fair Value as of Vesting Date of Stock and Option Awards Granted and Vested in the Covered Year	($)	-
Plus: Year over Year Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	($)	(310,072)
Plus: Year over Year Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	($)	(8,809)
Less: Average End of Prior Year Fair Value of Stock and Option Awards Forfeited during the Covered Year	($)	-
Compensation Actually Paid	($)	1,518,303
(3)
The dollar amounts reported in this column represent the average of the amounts reported for the Company's named executive officers ("NEOs") as a group (excluding Messrs. Stone, Schneider and Barker) in the “Total” column of the Summary Compensation Table for each applicable year. The NEOs (excluding Messrs. Stone, Schneider and Barker) included for purposes of calculating the

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average amounts for each applicable year are as follows: (i) for 2025, Jennifer Fall Jung, our Chief Financial Officer and Jeff White, our Former Chief Financial Officer; and (ii) for 2024 and 2023, Jeff White, our Chief Financial Officer.
(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to our NEOs as a group (excluding Messrs. Stone, Schneider and Barker) in each of 2025, 2024, and 2023, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to our NEOs as a group (excluding Messrs. Stone, Schneider and Barker) during the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the NEOs as a group (excluding Messrs. Stone, Schneider and Barker) total compensation for each year to determine the compensation actually paid (adjustments for pension or dividend payments are not covered, as the Company does not have supplemental executive requirement plans and does not pay dividends on equity awards, and due to rounding, the calculated final value of the numbers shown in the following table may not be the precise values reported above):

Year		2025
Average Summary Compensation Table Total	($)	989,408
Less: Average Stock and Option Award Values Reported in Summary Compensation Table for the Covered Year	($)	(411,100)
Plus: Average Year-End Fair Value for Outstanding and Unvested Stock and Option Awards Granted in the Covered Year	($)	201,875
Plus: Average Year over Year Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	($)	(272,964)
Plus: Average Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year	($)	(7,131)
Less: Average End of Prior Year Fair Value of Stock and Option Awards Forfeited during the Covered Year	($)	(112,707)
Compensation Actually Paid	($)	387,380
(5)
Cumulative total shareholder return ("TSR") is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.
(6)
The dollar amounts reported represent the amount of net income reflected in the Company's audited financial statements for the applicable year.

Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the second graph below further illustrates the relationship between Company total shareholder return and that of the S&P 500 Retailing Industry Group Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

2026 Proxy Statement	43

Compensation Actually Paid vs Net Income number in thousands

Compensation Actually Paid vs Net Income
(numbers in thousands)
2,500
2,000
1,500
1,000
500
-
-
(10,000)
(20,000)
(30,000)
(40,000)
(50,000)
(60,000)
2023
2024
2025
PEO Compensation Actually Paid
NEO Compensation Actually Paid
Net (Loss) Income

Compensation Actually Paid vs Cumulative TSR
(CAP in thousands)
2,500
2,000
1,500
1,000
500
-
45.00
40.00
35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
2023
2024
2025
PEO Compensation Actually Paid
NEO Compensation Actually Paid
TSR

Compensation Actually Paid vs Adjusted ESPCAP in thousands

2026 Proxy Statement	44

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant option awards, stock appreciation rights or similar awards and, as a result, do not currently have policies or practices in place relating to the timing of option awards, stock appreciation rights or similar awards in relation to the disclosure of material non-public information.

2026 Proxy Statement	45

DIRECTOR COMPENSATION

Overview of Director Compensation for Fiscal Year 2025

Compensation for our non-employee directors under our current compensation program for our non-employee directors for fiscal year 2025 consisted of:

▪
an annual cash retainer of $85,000;
▪
an additional annual cash retainer of $130,000 for a non-employee director serving as Chair of the Board;
▪
an additional annual cash retainer of $15,000 for serving as Lead Independent Director;
▪
an additional annual cash retainer of $30,000 for serving as Chair of the Audit Committee;
▪
an additional annual cash retainer of $25,000 for serving as Chair of the Compensation Committee; and
▪
an additional annual cash retainer of $25,000 for serving as the Chair of our Nominating and Governance Committee.

On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board will be granted an award of restricted stock units. The number of restricted stock units subject to the award will be determined by dividing $100,000 ($115,000 in the case of a non-employee director serving as Chair of the Board) by the per-share closing price (in regular trading) of our Common Stock on the date of such annual meeting, rounded down to the nearest whole unit ("Annual RSU Award"). These restricted stock unit awards will vest in 12 substantially equal installments, subject to the non-employee director’s continued service as a director through each vesting date, with the first installment vesting one month following the date of grant and an additional installment vesting on each monthly anniversary of the date of grant thereafter for the next 11 months, except that the outstanding and unvested portion of the restricted stock unit award will vest in full (1) immediately prior to the first annual meeting of stockholders for the year following the year of grant of the award should such annual meeting occur before the first annual anniversary of the date of grant or (2) should a change in control of the Company occur and the director not continue to serve on the Board (or the board of a directors of a parent entity) following the change in control. Each such restricted stock unit award is made under and subject to the terms and conditions of the Amended 2019 Plan (or any successor equity compensation plan approved by the Company’s stockholders and in effect at the time of grant) and is evidenced by, and subject to the terms and conditions of, a restricted stock unit award agreement in the form used by the Company to evidence restricted stock unit awards to our non-employee directors.

To the extent then vested, the restricted stock units will generally be paid in an equal number of shares of our Common Stock as soon as practicable following the earlier to occur of (1) the date the non-employee director ceases to be a member of the Board or (2) the first anniversary of the grant date of the award. The restricted stock unit awards are generally forfeited as to the unvested portion of the award upon the non-employee director’s termination of service as a director for any reason. Each non-employee director may elect to defer the delivery of shares in settlement of any Annual RSU Award granted that would otherwise be delivered to such non-employee director on or following the date such restricted stock units vest (the “Deferral Election”). Any Annual RSU Award for which a Deferral Election has been properly submitted under the terms of the director compensation policy will be settled in a single lump sum installment in whole shares on the earlier of (a) immediately prior to the occurrence of a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, all within the meaning of Treasury Regulation Section 1.409A-3; or (b) within 60 days following the date of separation from service or death of such director.

In the case of a new non-employee director who is initially appointed or elected to the Board on a date other than the date of an annual meeting of stockholders (commencing following the Annual Meeting), the non-employee director will be eligible to receive a pro-rated cash retainer and an equity award on the date of such initial appointment or election.

2026 Proxy Statement	46

For these purposes, our non-employee directors are members of our Board who are not employed by the Company or one of its subsidiaries. A member of our Board who is employed by the Company or one of its subsidiaries receives no compensation from us for their service as a member of our Board. We reimburse all of our directors for reasonable expenses incurred to attend Board meetings.

Director Compensation for Fiscal Year 2025

The following table presents information regarding the compensation paid to each of our non-employee directors for the fiscal year ended January 31, 2026. Mr. Stone, our Chief Executive Officer, does not receive any additional compensation for his service as a director. The compensation paid to Mr. Stone is presented in the Summary Compensation Table under “Executive Compensation” starting on page 25.

	Fee Earned or Paid in Cash	Stock Awards	Total
Name	($)	($)(1)(2)	($)
Richard McBee	215,000	114,999	329,999
Steven Becker(3)	65,275	99,999	165,274
Martha Bejar	110,000	99,999	209,999
Steven Sansom	85,000	99,999	184,999
Michael Tucci(4)	43,214	70,957	114,171
Nancy A. Walsh	115,000	99,999	214,999

(1)
The amount reported in the “Stock Awards” column of the table above represents, for each non-employee director who received such an award, the fair value on the grant date of the restricted stock unit award granted to the non-employee director in connection with the 2025 Annual Meeting. This value has been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with ASC 718 and reflects the number of shares of our Common Stock subject to the restricted stock units awarded to the non-employee director multiplied by the closing price of a share of our Common Stock on the date of grant of the award.
(2)
The following table shows the number of shares of our Common Stock subject to stock units vested but not paid, and unvested restricted stock unit awards held by each of our non-employee directors as of January 31, 2026. We have not granted any equity awards other than restricted stock unit awards to any of our non-employee directors.

	Shares Subject to Units Vested But Not Settled	Shares Subject to Unvested Units
Name	(#)	(#)
Richard McBee	39,518	19,760
Martha Bejar	34,362	17,184
Steven Sansom	34,362	17,184
Michael Tucci	10,273	12,840
Nancy A. Walsh	34,362	17,184

(3)
Mr. Becker resigned from our Board, effective September 5, 2025.
(4)
Mr. Tucci was appointed to our Board, effective September 11, 2025.

Our Board reserves the right to modify the new compensation program for our non-employee directors and the compensation arrangements for Board members from time to time.

Director Stock Ownership Guidelines

We maintain stock ownership guidelines for our non-employee directors. Each of our non-employee directors is expected to own shares of our Common Stock with a value equal to at least three times the base annual retainer (currently, $100,000) provided to our non-employee directors under our director compensation program. Share ownership for purposes of the guidelines includes shares of our Common Stock owned directly by the director, by the director’s spouse, or by the director’s children who reside with the director or the director’s spouse, shares held in a trust established by the director or the director’s spouse for estate or tax planning purposes if the trust is revocable by

2026 Proxy Statement	47

the director or the director’s spouse, and shares subject to outstanding restricted stock and restricted stock unit awards (whether or not vested and whether or not payable in stock or cash of equivalent value) granted to the director (other than restricted stock units subject to unsatisfied performance-based vesting conditions). Our non-employee directors are expected to satisfy the guideline level of ownership by the first December 31 on or after the date that is five years after the date that the non-employee director first become subject to the guidelines. Thereafter, compliance with the guidelines will be assessed as of December 31 each year. If a non-employee director does not satisfy the guideline level of ownership as of such a measurement date, the director is expected to hold at least 50% of the net vested shares acquired upon the exercise, payment or vesting of any equity award (with the “net” shares determined after taking into account any shares sold or withheld to pay any applicable exercise price of the award and to satisfy any applicable withholding obligations) granted to the director by the Company until and to the extent required for the director’s level of ownership to satisfy the applicable guideline level. Our Board of Directors may suspend or grant waivers to the guidelines from time to time. Currently, each of our non-employee directors is either in compliance with the stock ownership guidelines or is within the five-year grace period to come into compliance with such guidelines.

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EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains the Amended 2019 Plan and the Amended ESPP.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted‑average exercise price of outstanding options, and the number of shares remaining available for future award grants as of January 31, 2026.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,625,711	(1)	—	(2)	2,495,468	(3)
Equity compensation plans not approved by security holders	193,107	(4)	—	(2)	—	(5)
Total	1,818,818		—		2,495,468

(1)
These shares were subject to restricted stock unit awards then outstanding under the Amended 2019 Plan.
(2)
The Company has only granted restricted stock unit awards under the Amended 2019 Plan and the Inducement Plan, which awards do not have an exercise price.
(3)
Reflects the 1,857,575 number of shares that remained available for new award grants under the Amended 2019 Plan on January 31, 2026 and the 637,893 shares that remained available for issuance under the ESPP as of that date. The shares available for award grants under the Amended 2019 Plan may be used for any type of award that may be granted under the Amended 2019 Plan, as described above and subject to the share limits of the Amended 2019 Plan.
(4)
These shares were subject to restricted stock unit awards then outstanding under our Inducement Plan.
(5)
The Inducement Plan was terminated on May 30, 2024 and no awards may be granted under the Inducement Plan.

2026 Proxy Statement	49

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 2, 2026, the number and percentage of outstanding shares of our Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and named executive officer, and by all current directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the Common Stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 38,953,350 shares of Common Stock issued and outstanding as of April 2, 2026.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock as to which the person has the right to acquire beneficial ownership within 60 days of April 2, 2026, including shares of our Common Stock underlying restricted stock units and performance-based restricted stock units that are currently releasable or releasable within 60 days of April 2, 2026. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South, Suite A, West Jordan, Utah 84088. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	(a)	(b)
More than 5% Stockholders
FMR LLC(1)	5,717,749.53	14.7%
Union Square Park Partners, LP(2)	2,383,059.00	6.1%
Directors and Executive Officers
Paul Stone	617,688	1.6%
Jennifer Fall Jung	-	*
Richard McBee	355,006	*
Martha Bejar	116,543	*
Steven Sansom(3)	199,985	*
Michael Tucci	73,113	*
Nancy A. Walsh	104,511	*
All Current Directors and Executive Officers as a group (7 persons)	1,466,846	3.8%

* Less than 1.0% of total.

(1)
Based on a Schedule 13G/A filed with the SEC by FMR LLC on October 7, 2025. According to the Schedule 13G/A, as of September 30, 2025, FMR LLC has sole voting power voting power over 5,710,805 shares of Common Stock and sole dispositive power over 5,717,749.53 shares of Common Stock. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts, 02210.

2026 Proxy Statement	50

(2)
Based on a Schedule 13G/A filed with the SEC by Union Square Park Partners, LP on January 27, 2026. According to the Schedule 13G/A, as of December 31, 2025, (i) Union Square Park Partners, LP has shared voting power over 2,378,681 shares of Common Stock, and shared dispositive power over 2,378,681 shares of Common Stock and (ii) Leon Zaltzman, Managing Member of the general partner of Union Square Park Partners, LP, has sole dispositive power over 4,378 shares of Common Stock. The address of Union Square Park Partners, LP and Leon Zaltzman is 1120 Avenue of the Americas, Suite 1502, New York, NY, 10036.
(3)
Includes 90,000 shares of Common Stock held by Sansom Holdings, LLC and 10,000 shares held by Mr. Sansom’s spouse. Steven Sansom is the managing member of Sansom Holdings, LLC and owns a 100% membership interest in Sansom Holdings, LLC. Mr. Sansom disclaims beneficial ownership of the shares of Common Stock held by his spouse, except to the extent of his indirect pecuniary interest, if any, in those shares.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of reports filed electronically with the SEC during the fiscal year ended January 31, 2026, including any amendments thereto, our officers, directors and greater than 10% stockholders timely filed all reports required by Section 16(a) of the Exchange Act on a timely basis during the fiscal year ended January 31, 2026, except that Michael Tucci filed a late Form 3 and Form 4.

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TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Relating to Related Party Transactions

Our Board has adopted a written Related Person Transaction Policy, providing that our Audit Committee is responsible for reviewing “related party transactions,” which are transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K. For purposes of this policy, a related person is defined as a director, nominee for director, executive officer or greater than 5% beneficial owner of our Common Stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit Committee. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. No member of our Audit Committee may participate in the review, approval or ratification of a transaction with respect to which he or she is a related party, except that such member may be counted for purposes of a quorum and shall provide such information with respect to the transaction as may be reasonably requested by other members of the Audit Committee.

Other than as noted below, we had no related party transactions since February 3, 2024 requiring disclosure under applicable rules of the SEC.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current executive officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. Additionally, we may enter into indemnification agreements with any future directors or executive officers.

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PROPOSAL 2 APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement.

Our executive compensation decisions are made in the context of our executive compensation plan statement.

Under our executive compensation plan statement, our executive compensation philosophy is to:

▪
Align the interests of our executives with those of the stockholders;
▪
Attract, motivate, reward and retain the top contributors upon whom, in large part, our success depends;
▪
Be competitive with compensation programs for companies of similar size and complexity with whom we compete for talent, including direct competitors;
▪
Provide compensation based upon the short-term and long-term performance of both the individual executive and the Company; and
▪
Strengthen the relationship between pay and performance by emphasizing variable, at-risk compensation that is dependent upon the successful achievement of specified corporate and individual goals.

We urge stockholders to read the “Executive Compensation” section beginning on page 25 of this Proxy Statement, which describes in more detail the key elements of our executive compensation program. The Compensation Committee and the Board believe that our executive compensation program is appropriately designed to achieve the objectives of our executive compensation philosophy.

We are asking stockholders to approve the following advisory resolution at the Annual Meeting:

Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby Approved.

This vote is an advisory vote only and will not be binding on us, our Board or the Compensation Committee and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

Subject to the results of our stockholders' vote on the preferred frequency option for future advisory votes on named executive officer compensation in Proposal 5 below, we expect to hold our next advisory vote to approve the compensation of our named executive officers at our 2027 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

2026 Proxy Statement	54

PROPOSAL 3 APPROVAL OF THE SPORTSMAN'S WAREHOUSE HOLDINGS, INC. SECOND AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN

Background

At the 2019 annual meeting, stockholders approved the Sportsman’s Warehouse Holdings, Inc. 2019 Performance Incentive Plan (the “2019 Plan”). At the 2024 annual meeting, 77% of stockholder votes were cast to approve the Sportsman’s Warehouse Holdings, Inc. Amended and Restated 2019 Performance Incentive Plan (the “Amended 2019 Plan”). At this year’s annual meeting, stockholders are being asked to approve the Second Amended and Restated 2019 Plan (the “Second Amended 2019 Plan”). The Second Amended 2019 Plan which was unanimously adopted by our Compensation Committee on March 25, 2026, will become effective upon stockholder approval at the 2026 Annual Meeting (the “Effective Date”).

Stockholder approval will allow us to continue granting equity awards at levels that are necessary to retain the services of our employees, executives, consultants and directors, as well as to promote alignment of their interests with our stockholders. Retention of key employees and executives is critical at this key inflection point in the Company’s history as our newly-installed management team is in the process of successfully executing a significant and purposeful business transformation.

As described below, over the past two and a half years, Sportsman’s Warehouse has undergone a major transformation, including new leadership under CEO Paul Stone and a strategic reset to rebuild core retail fundamentals and support long-term growth. The Company has improved inventory management, refined merchandising, strengthened operational efficiency and invested in technology while enhancing customer engagement through digital and e-commerce initiatives. These efforts have led to early signs of stabilization and position the Company for sustainable growth, improved profitability and the creation of long-term shareholder value.

As mentioned above, prior to the 2026 Annual Meeting, management, together with the Chair of our Compensation Committee, conducted stockholder outreach to seek feedback on our use of equity as a component of compensation to attract and retain key talent. These conversations also highlighted our ongoing business transformation and recent reconstitution of our management team. Following these engagements, we shared the following summarized investor feedback with our Board and relevant Board committees:

▪
Utilizing equity as a form of compensation is important for long-term alignment between stockholder value and management incentive and retention
▪
Transparency and disclosure of the use of equity and how it is aligned to our broader, long-term strategy is important; and
▪
Our anticipated burn rate and dilution, should this proposal be approved, is within generally accepted ranges, specifically given our strategic transformation journey.

If this Proposal 3 is approved by our stockholders, the maximum number of shares of Common Stock that may be delivered pursuant to awards under the Second Amended 2019 Plan, subject to the “Adjustments” section below, is equal to the sum of (a) 1,928,000 new shares; plus (b) 812,000 shares through the approval of the Amended 2019 Plan at the 2024 annual meeting; plus (c) the original 3,500,000 shares reserved under the 2019 Plan; plus (d) the number of shares of Common Stock that were available for grant purposes under the Sportsman’s Warehouse Holdings, Inc. 2013 Performance Incentive Plan (the “2013 Plan”) as of May 29, 2019, the date of the original stockholder approval of the 2019 Plan; plus (e) the number of any shares subject to restricted stock unit awards granted under the 2013 Plan that

2026 Proxy Statement	55

were outstanding and unvested on May 29, 2019 that are forfeited, terminated, cancelled or otherwise reacquired by us without having become vested; plus (f) any shares that are withheld or reacquired by us to satisfy the tax withholding obligations related to any such restricted stock unit award granted under the 2013 Plan that was outstanding on May 29, 2019 plus (g) shares that remained available for grant under the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) as of May 30, 2024; plus (h) the number of any shares subject to awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding and unvested on May 30, 2024 that are forfeited, terminated, cancelled or otherwise reacquired by us without having become vested; plus (i) any shares that are withheld or reacquired by us to satisfy the tax withholding obligations related to any awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding as of May 30, 2024; provided that in no event shall such maximum number of shares exceed 8,167,492 shares (which is the sum of the 6,240,000 shares set forth above in (a), (b) and (c), plus the number of shares that were available for grant under the 2013 Plan as of April 5, 2019, the date of Board approval of the 2019 Plan, plus the aggregate number of shares subject to awards previously granted and outstanding under the 2013 Plan as of April 5, 2019, plus the number of shares that were available under the Inducement Plan for additional award grant purposes as of February 3, 2024, plus the aggregate number of shares subject to awards (other than options and stock appreciation rights) previously granted and outstanding under the Inducement Plan as of February 3, 2024).

Summary of Material Changes

This summary is qualified in its entirety by the full text of the Second Amended 2019 Plan, which appears as Appendix A to this Proxy Statement. If Proposal 3 is approved by our stockholders, the material changes to our Amended 2019 Plan will include:

▪
The number of shares of our common stock available for awards under the plan will increase by 1.928 million shares.
▪
The plan term will extend through May 26, 2036 (i.e., 10 years after the date of this year’s annual meeting).

Impact of the proposed amendment

As of January 31, 2026 under the current authorization, there are approximately 1.86 million shares of common stock available for grant as equity-based awards. Although the Amended 2019 Plan does not terminate until May 29, 2034, the remaining shares for grant are projected to last less than two years at the current stockholder-approved usage rate. Our Board and Compensation Committee recommend increasing the number of shares of Common Stock available for awards to maintain sufficient share reserves for appropriate equity incentive awards in the coming years.

Overhang

The following table provides certain additional information regarding our equity incentive program.

		As of January 31, 2026 (other than (a))
(a) Incremental share request (subject to stockholder approval)		1,928,000
(b) Total number of shares subject to outstanding stock options		N/A
Weighted average exercise price of outstanding stock options	$	N/A
Weighted average remaining term of outstanding stock options		N/A
(c) Total number of shares subject to outstanding full value awards		1,818,818
(d) Total number of shares available for grant(1)		1,857,575
(e) Total shares available for, or outstanding under, equity awards (a+b+c+d)		5,604,393
(f) Total common shares outstanding		38,953,350

2026 Proxy Statement	56

(1)
Shares Available for Grant as of Effective Date. Subject to the section below entitled “Adjustments” and the Second Amended 2019 Plan’s share counting provisions, as of the Effective Date, 3,785,575 shares may be delivered pursuant to new awards granted to eligible grantees under the Second Amended 2019 Plan (reflecting 1,857,575 shares that remained available for grant under the Amended 2019 Plan as of January 31, 2026 plus 1,928,000 newly authorized shares), less one share for every one share that is subject to an award granted under the Amended 2019 Plan between January 31, 2026 and the Effective Date.

The per-share closing price of our common stock as reported on Nasdaq Stock Market on April 2, 2026 was $1.28.

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2023, 2024 and 2025.

	Fiscal Year
	2025	2024	2023
Total number of shares subject to stock options granted	—	—	—
Total number of shares subject to time-based full value awards granted	1,354,000	1,354,000	1,219,000

Total number of shares subject to performance-based full value awards earned	—	—	221,000
Weighted-average number of shares outstanding	38,386,000	37,808,000	37,489,000

Gross Burn Rate(1)	3.5%	3.6%	3.8%

(1) Calculated as: shares subject to awards granted (or earned, as applicable) as a percentage of weighted-average common shares outstanding for each fiscal year.

Your Vote to Approve the Proposed Amendment is Important

Equity Awards Are Critical for Motivating and Retaining Key Executives

As of January 31, 2026, approximately 1.86 million shares of our common stock remained available for future grants under the Amended 2019 Plan. Based on the current stockholder-approved usage rate, we believe that the remaining share reserve is insufficient to meet our near-term needs with respect to attracting, motivating and retaining key executives and employees in a competitive market for talent. If Proposal 3 is not approved by stockholders, we may be unable to grant equity awards that are sufficiently competitive, which may jeopardize long-term stockholder value creation.

Retention of key employees and executives is particularly critical at this juncture in our history. We have reshaped our management team and added seven new executive hires since November 2023 to ensure our leadership is best positioned to lead the Company through its next phase of growth. Given the recent reconstitution of our management team, our Board and Compensation Committee believe equity awards are especially vital to ensure management incentives are tied to shareholder value creation and that our compensation arrangements reinforce retention and performance.

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We Are Focused on Successfully Executing a Turnaround

Our management team is focused on leading a business transformation to drive durable stockholder value. The primary objectives for executing the strategy are catalyzing our growth, enhancing our e-commerce platforms and private label products, and improving the overall customer experience. We have started to see positive financial and operational results, indicating that the strategy is being executed effectively. In fiscal year 2025, we achieved several key milestones, including:

▪
Recorded positive same store sales growth for the first full calendar year since 2020
▪
Reduced inventory by 8.5% year-over-year
▪
Reduced net debt by 6.1% year-over-year

Our recent achievements position us to achieve profitable growth in 2026, a necessary step to create sustainable long-term stockholder value. Our Board and Compensation Committee believe that stockholders are best served by maintaining a sufficient share reserve and providing adequate equity compensation to motivate our executive team to continue this strong momentum in 2026 and beyond.

Share Price Volatility Has Impacted Our Share Reserves

Notwithstanding the ongoing turnaround initiative of our new management team, we have depleted our existing share reserve more quickly than anticipated due to fluctuations in our stock price that were primarily the result of post-pandemic market forces, broader economic factors and temporary distractions created by activist investors. Share price instability has hindered our ability to project our share reserve needs beyond two years at this time. We believe we will have greater long-term visibility into our share reserve needs as we continue to execute our three-year turnaround plan through 2027 and our share price becomes more stable over time.

We Maintain Reasonable Levels of Equity Pay

We continue to make equity grants at reasonable levels relative to our performance and peers. In recent years, our equity grants to executives have been 40% lower than in previous years. Our disciplined approach to equity awards reflects our commitment to aligning executive pay outcomes with Company performance and the experience of stockholders.

How Our Compensation Policies and Plan Features Protect Stockholder Interests

The following provisions have been retained or added to the Second Amended 2019 Plan:

▪
Stockholder approval is required for additional shares. The Second Amended 2019 Plan does not contain an annual “evergreen” provision. Therefore, the share reserve will not increase automatically on an annual basis.
▪
Repricing and cash buyouts are not allowed without stockholder approval. The Second Amended 2019 Plan expressly prohibits the repricing or cash buyout of outstanding options and share appreciation rights and similar actions without prior stockholder approval.
▪
No discounted share options or share appreciation rights. All stock options and stock appreciation rights granted under the Second Amended 2019 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted (except in

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the case of awards granted in substitution of target company awards in connection with a corporate transaction).
▪
Vesting restrictions. Equity-based awards are subject to a one-year minimum vesting requirement, subject to limited exceptions as described below and in the Second Amended 2019 Plan, including an exception for up to 5% of the shares available for grant under the Second Amended 2019 Plan.
▪
Limit on non-employee director compensation. The Second Amended 2019 Plan contains an annual limit on non-employee director compensation.
▪
Specific disclosure of equity award vesting upon a corporate transaction. The Second Amended 2019 Plan specifically provides that in the event of a corporate transaction, if the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding equity awards under the Second Amended 2019 Plan, or substitute similar equity awards for such outstanding equity awards, then with respect to any such equity awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the transaction, the vesting of such equity awards will be accelerated in full (and with respect to any performance-based equity awards, vesting will be deemed to be satisfied at the target level of performance).
▪
No liberal share counting on options and stock appreciation rights. After February 3, 2024, the following shares of Common Stock will not become available again for issuance under the Second Amended 2019 Plan: (1) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or strike price of an option or stock appreciation right; (2) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an option or stock appreciation right; (3) any shares repurchased by us on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right; and (4) in the event that a stock appreciation right is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.
▪
Administration by independent committee. The Second Amended 2019 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the Nasdaq listing standards.
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Awards subject to forfeiture/clawback. The clawback policy that we adopted in order to comply with relevant requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing standards applies to applicable awards granted under the Second Amended 2019 Plan. In addition, both time-based and performance-based cash or equity awards (whether short-term or long-term) are subject to an additional clawback policy adopted by the Compensation Committee that applies to cash or stock that vests or is received by Section 16 officers and certain other executives within 36 months prior to the date on which we are required to prepare an accounting restatement, to the extent that a lesser amount would have vested or been received absent the restatement.
▪
No liberal corporate transaction definition. The definition of corporate transaction in the Second Amended 2019 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for corporate transaction provisions in the Second Amended 2019 Plan to be triggered.
▪
Restrictions on dividends and dividend equivalent rights. Dividend equivalent rights may be granted as a separate award or in connection with another award under the Second Amended 2019 Plan; provided, however, that dividend equivalent rights may not be granted as to a stock option or stock appreciation right. In addition, any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied.

Summary Description of the Second Amended and Restated 2019 Performance Incentive Plan

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The principal terms of the Second Amended 2019 Plan are summarized below. The following summary is qualified in its entirety by the full text of the Second Amended 2019 Plan, which appears as Appendix A to this Proxy Statement.

Purpose. The purpose of the Second Amended 2019 Plan is to promote the success of the Company by using equity-based awards to attract, motivate, retain and reward selected employees and other eligible persons, as well as to align the interests of award recipients with our stockholders.

Administration. The Board or a committee thereof (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under the Second Amended 2019 Plan. (The appropriate acting body, be it the Board or a committee or other person within its delegated authority is referred to in this proposal as the “Administrator”). Our Board has delegated general administrative authority for the Second Amended 2019 Plan to the Compensation Committee.

The Administrator has broad authority under the Second Amended 2019 Plan, including, without limitation, the authority:

▪
to select eligible participants and determine the type(s) of award(s) that they are to receive;
▪
to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;
▪
to determine any applicable vesting and exercise conditions for awards (including any applicable performance and/or time-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, to determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, to establish the events (if any) on which exercisability or vesting may accelerate (including specified terminations of employment or service or other circumstances), and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (subject in the case of options and stock appreciation rights to the maximum term of the award);
▪
to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;
▪
subject to the other provisions of the Second Amended 2019 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;
▪
to determine the method of payment of any purchase price for an award or shares of our Common Stock delivered under the Second Amended 2019 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our Common Stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;
▪
to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where the Company or one of its subsidiaries operates or where one or more eligible participants reside or provide services;
▪
to approve the form of any award agreements used under the Second Amended 2019 Plan; and
▪
to construe and interpret the Second Amended 2019 Plan, make rules for the administration of the Second Amended 2019 Plan, and make all other determinations for the administration of the Second Amended 2019 Plan.

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Minimum Vesting Requirement. Subject to the provisions relating to corporate transactions, no award granted under the Second Amended 2019 Plan shall vest earlier than the first anniversary of the date the award is granted (excluding, for this purpose, any (i) substitute awards granted in substitution for target company awards in connection with a corporate transaction, (ii) shares delivered in lieu of fully vested cash awards, and (iii) awards to non-employee directors that vest on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, however, that notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the shares of Common Stock available for issuance under the Second Amended 2019 Plan may be granted without respect to this minimum vesting provision; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any award, including, but not limited to, in cases of retirement, death, disability or a corporate transaction, in the terms of the award or otherwise.

No Repricing. In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below), will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award, or (4) take any other action that is treated as a repricing under generally accepted accounting principles, unless our stockholders have approved such an action within the prior twelve (12) months.

Eligibility. Persons eligible to receive awards under the Second Amended 2019 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, all officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the five non-employee directors of the Company, are considered eligible under the Second Amended 2019 Plan.

Aggregate Share Limit. Subject to approval of the proposed amendment, the maximum number of shares of our Common Stock that may be issued or transferred pursuant to awards under the Second Amended 2019 Plan equals the lesser of 8,167,492 shares or the sum of the following (such total number of shares, the “Share Limit”):

▪
1,928,000 new shares, plus
▪
the 812,000 shares approved as part of the 2024 annual meeting, plus
▪
the 3,500,000 shares originally reserved under the 2019 Plan, plus
▪
the number of shares that were available for additional award grant purposes under the 2013 Plan as of the date of May 29, 2019 and determined immediately prior to the termination of the authority to grant new awards under that plan as of May 29, 2019, plus
▪
the number of any shares subject to restricted stock unit awards granted under the 2013 Plan that were outstanding and unvested as of May 29, 2019 which are forfeited, terminated, cancelled, or otherwise reacquired after May 29, 2019 without having become vested, plus any shares that are withheld or reacquired by the Company to satisfy the tax withholding obligations related to any restricted stock units granted under the 2013 Plan that were outstanding as of May 29, 2019; plus
▪
the number of any shares subject to awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding and unvested on the Effective Date that are forfeited, terminated, cancelled or otherwise reacquired by us without having become vested; plus

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▪
any shares that are withheld or reacquired by us to satisfy the tax withholding obligations related to any awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding on the Effective Date; plus
▪
545,293 shares that remained available for grant under the Inducement Plan as of May 30, 2024;

For reference, 8,176,492 shares is the sum of the 1,928,000 new shares, plus the 3,500,000 shares originally reserved under the 2019 Plan, plus the number of shares that were available under the 2013 Plan for additional award grant purposes as of April 5, 2019, plus the aggregate number of shares subject to awards previously granted and outstanding under the 2013 Plan as of April 5, 2019, plus the number of shares that were available under the Inducement Plan for additional award grant purposes as of February 3, 2024, plus the aggregate number of shares subject to awards (other than options and stock appreciation rights) previously granted and outstanding under the Inducement Plan as of February 3, 2024.

Shares Available for Grant as of Effective Date. Subject to the section below entitled “Adjustments” and the Second Amended 2019 Plan’s share counting provisions, as of the Effective Date, 3,785,575 shares may be delivered pursuant to new awards granted to eligible grantees under the Second Amended 2019 Plan (reflecting 1,857,575 shares that remained available for grant under the Amended 2019 Plan as of January 31, 2026 plus 1,928,000 newly authorized shares), less one share for every one share that is subject to an award granted under the Amended 2019 Plan between January 31, 2026 and the Effective Date.

Additional Share Limits. The following other limits are also contained in the Second Amended 2019 Plan. These limits are in addition to, and not in lieu of, the Share Limit for the plan described above.

▪
The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 6,240,000 shares. (For clarity, any shares issued in respect of incentive stock options granted under the plan will also count against the overall Share Limit above.)
▪
The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director (as defined in the Second Amended 2019 Plan) with respect to any fiscal year, including awards granted and cash fees paid by us to such non-employee director, will not exceed (i) $350,000 in total value or (ii) in the event that during such fiscal year such non-employee director is (A) serving as the independent chair of the Board or as a lead independent director, or (B) first appointed or elected to the Board, $500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For avoidance of doubt, compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred. These limits do not apply to, and will be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee or receiving compensation as a consultant, in either case where such award relates to such service as officer, employee or consultant. These limits apply on an individual basis and not on an aggregate basis to all non-employee directors as a group.

Share-Limit Counting Rules. The Share Limit of the Second Amended 2019 Plan is subject to the following rules:

▪
Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Second Amended 2019 Plan will not be counted against the Share Limit and will again be available for subsequent awards under the Second Amended 2019 Plan.

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▪
Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award granted under the Second Amended 2019 Plan (after February 3, 2024, other than an option or stock appreciation right), as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award granted under the Second Amended 2019 Plan (after February 3, 2024, other than an option or stock appreciation right), will not be counted against the Share Limit and will again be available for subsequent awards under the Second Amended 2019 Plan.
▪
To the extent that an award is settled in cash or a form other than shares (other than an option or stock appreciation right), the shares that would have been delivered had there been no such cash or other settlement will not be counted against the Share Limit and will again be available for subsequent awards under the Second Amended 2019 Plan.
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In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the Share Limit. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Company pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the Share Limit.) Except as otherwise provided by the Administrator, shares delivered in respect of dividend equivalent rights shall not count against any individual award limit under the Second Amended 2019 Plan other than the aggregate Share Limit.
▪
For the avoidance of doubt and notwithstanding any other provision of the Second Amended 2019 Plan to the contrary, after February 3, 2024, the following shares of Common Stock will not become available again for issuance under the Second Amended 2019 Plan: (1) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or strike price of an option or stock appreciation right (2) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an option or stock appreciation right; (3) any shares repurchased by us on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right; and (4) in the event that a stock appreciation right is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.

In addition, the Second Amended 2019 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Second Amended 2019 Plan. The Company may not increase the applicable share limits of the Amended 2019 Plan by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).

Types of Awards. The Second Amended 2019 Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in our Common Stock or units of our Common Stock, as well as cash bonus awards. The Second Amended 2019 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.

A stock option is the right to purchase shares of our Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of our Common Stock on the date of grant (except in the case of stock options granted in substitution of target company awards in connection with a corporate transaction). The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the Second Amended 2019 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the Second Amended 2019 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of our Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of our Common Stock on the date of grant (except

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in the case of stock appreciation rights granted in substitution of target company awards in connection with a corporate transaction). Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the Second Amended 2019 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.

Any awards under the Second Amended 2019 Plan (including awards of stock options and stock appreciation rights) may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.

Dividend Equivalents; Deferrals. The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the Second Amended 2019 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock, provided that any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related vesting conditions are not satisfied).

Corporate Transactions. The following provisions shall apply to awards in the event of a corporate transaction (as defined in the Second Amended 2019 Plan) unless otherwise provided in the agreement evidencing the award or any other written agreement with the participant or unless otherwise expressly provided by the Administrator at the time of grant of an award:

▪
Awards Held by Current Participants. In the event of a corporate transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by participants whose service has not terminated prior to the effective time of the corporate transaction (referred to as the “current participants”), the vesting of such awards (and, with respect to options and stock appreciation rights, the time when such awards may be exercised) will be accelerated in full to a date prior to the effective time of such corporate transaction (contingent upon the effectiveness of the corporate transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction). With respect to the vesting of performance-based awards that will accelerate upon the occurrence of a corporate transaction pursuant to this paragraph and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the award agreement, the vesting of such performance-based awards will accelerate at 100% of the target level upon the occurrence of the corporate transaction.
▪
Awards Held by Persons other than Current Participants. In the event of a corporate transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the occurrence of the corporate transaction; provided, however, that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
▪
Awards May Be Assumed. In the event of a corporate transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards outstanding under the Plan or may substitute similar awards for awards outstanding under the Plan

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(including but not limited to, awards to acquire the same consideration paid to our stockholders pursuant to the corporate transaction), and any reacquisition or repurchase rights held by us in respect of Common Stock issued pursuant to awards may be assigned by us to our successor. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an award or substitute a similar award for only a portion of an award, or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Administrator.
▪
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but will receive a payment, in such form as may be determined by the Administrator, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the participant would have received upon the exercise of the award (including, at the discretion of the Administrator, any unvested portion of such award), over (2) any exercise price payable by such holder in connection with such exercise.

Transfer Restrictions. Subject to certain exceptions contained in the Second Amended 2019 Plan, awards under the Second Amended 2019 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Second Amended 2019 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. Except as expressly provided with respect to the termination of the authority to grant new awards under the Inducement Plan if stockholders approve the Second Amended 2019 Plan, the Second Amended 2019 Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Termination of or Changes to the Second Amended 2019 Plan. The Board may amend or terminate the Second Amended 2019 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board. Unless terminated earlier by the Board and subject to any extension that may be approved by stockholders, the authority to grant new awards under the Second Amended 2019 Plan will terminate on May 26, 2036. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

U.S. Federal Income Tax Consequences of Awards under the Second Amended 2019 Plan

The U.S. federal income tax consequences of the Second Amended 2019 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Second Amended 2019 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

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With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the Second Amended 2019 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Second Amended 2019 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of $1,000,000 attributable to awards held by current or former named executive officers will generally not be deductible by the Company.

New Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the Second Amended 2019 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the Second Amended 2019 Plan, except as set forth below with respect to non-employee directors and our Chief Executive Officer. As of April 2, 2026, we have 4,641 employees, 20 consultants and five non-employee directors who would be eligible to receive grants under the Second Amended 2019 Plan.

Awards granted under the Second Amended 2019 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the Second Amended 2019 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. On and after the date of the Annual Meeting, if this Proposal 3 is approved by our stockholders, any such equity award grants will be made under the Second Amended 2019 Plan. If this Proposal 3 is not approved by our stockholders, any such equity award grants will be made under the Amended 2019 Plan. For additional information regarding our current compensation program for non-employee directors, please see above in the section entitled “Director Compensation”.

Plan Benefits under the Amended 2019 Plan

No stock options have been granted under the Amended 2019 Plan since its approval by stockholders in May 2019.

Vote Required for Approval of the Second Amended 2019 Plan

The Board believes that the adoption of the Second Amended 2019 Plan will promote the interests of the Company and its stockholders and will help the Company continue to be able to attract, retain and reward persons important to our success.

All members of the Board and all of the Company’s executive officers are eligible for awards under the Second Amended 2019 Plan and thus have a personal interest in the approval of the Second Amended 2019 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SECOND AMENDED AND RESTATED 2019 PERFORMANCE INCENTIVE PLAN AS DESCRIBED ABOVE AND SET FORTH IN APPENDIX A HERETO.

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PROPOSAL 4 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent registered public accounting firm during the fiscal year ended January 31, 2026 (fiscal year 2025) and, in that capacity, audited the Company’s consolidated financial statements for the fiscal year ended January 31, 2026. Stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm for fiscal year 2026 is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton, and may decide to retain them notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Grant Thornton will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders.

Audit and Other Fees

The following table shows the aggregate fees billed to us for professional services by Grant Thornton for fiscal years 2025 and 2024:

	Grant Thornton Fiscal 2025	Grant Thornton Fiscal 2024
Audit Fees (1)	690,696	695,259
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	690,696	695,259

(1)
Audit fees represent fees billed or accrued for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim condensed consolidated financial statements included in quarterly filings and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements and the audit of our internal control over financial reporting.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01I(7)I(C) of Regulation S-X promulgated by the SEC. The Audit Committee also concluded that Grant Thornton’s provision of audit and tax services to the Company and its affiliates is compatible with Grant Thornton’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and also may pre-approve detailed types of audit-related and permitted tax and other services, subject to certain dollar limits, to be performed during the next twelve months. All other non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis, subject to those exceptions that may be permitted by applicable law. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities shall be reported to the Audit Committee at each regularly scheduled meeting. In

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accordance with this policy, the Audit Committee pre-approved all services to be performed by the Company’s independent registered public accounting firm in fiscal years 2025 and 2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 5 APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking stockholders to vote, on an advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers. By voting with respect to this Proposal 5, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from voting on this proposal.

After careful consideration, the Board currently believes that advisory votes on executive compensation should be conducted every year so that stockholders may annually express their views on our executive compensation program.

We recognize that stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of future advisory votes on executive compensation.

This vote is advisory and not binding on us or the Board. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "1 YEAR" AS THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

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Report of the Audit Committee

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and internal controls over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Grant Thornton, the Company’s independent registered public accounting firm for fiscal year 2025, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles and internal controls over financial reporting. The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence.

Based on the review and discussions referred to above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2026 for filing with the SEC, and (ii) appointed Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2026. This report is provided by the following directors, who constitute the Audit Committee:

Nancy A. Walsh (Chair)

Martha Bejar

Steven Sansom

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

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PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS FOR 2027 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials. If you would like to present a proposal for possible inclusion in our proxy statement for our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, please send the proposal to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088. To be eligible for inclusion in our proxy statement, proposals must be received by December 15, 2026 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2027 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2027 annual meeting of stockholders.

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. Stockholders who wish to nominate persons for election to the Board of Directors at the 2027 annual meeting of stockholders or wish to present a proposal at the 2027 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials the Company distributes for such meeting, must deliver written notice of the nomination or proposal to the Company’s Secretary no earlier than the close of business on January 27, 2027 and no later than the close of business on February 26, 2027 (provided, however, that if the 2027 annual meeting of stockholders is more than 30 days before or more than 70 days after the anniversary of this year’s meeting, nominations and proposals must be received no earlier than the close of business on the 120th day prior to the date of the 2027 annual meeting of stockholders and no later than the close of business on the 90th day prior to the date of the 2027 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 2.15 of our Bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2027 annual meeting of stockholders. A stockholder’s written notice should be sent to the attention of the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees at the 2027 annual meeting of stockholders must provide written notice to the Company setting forth the information required by Rule 14a-19 under the Exchange Act. Such written notice must be provided in accordance with Rule 14a-19. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

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OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the proxyholders named in the proxies solicited by the Board will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board.

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ANNUAL REPORT TO STOCKHOLDERS

Our 2025 Annual Report has been posted, and is available without charge, on our corporate website at investors.sportsmans.com. A copy of our 2025 Annual Report has been provided along with the Proxy Statement. In addition, we will provide, without charge, a copy of our 2025 Annual Report (including the financial statements but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our Common Stock. Requests can be made by writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 1475 West 9000 South Suite A, West Jordan, Utah 84088.

DATED: West Jordan, Utah, April 14, 2026

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APPENDIX A

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

SECOND AMENDED AND RESTATED

2019 PERFORMANCE INCENTIVE PLAN

1.
PURPOSE OF PLAN

The purpose of this Sportsman’s Warehouse Holdings, Inc. Second Amended and Restated 2019 Performance Incentive Plan (this “Plan”) of Sportsman’s Warehouse Holdings, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons and to enhance the alignment of the interests of the selected participants with the interests of the Corporation’s stockholders.

2.
ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.
PLAN ADMINISTRATION
3.1
The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees (or subcommittees, as the case may be) appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Corporation, its authority under this Plan. The Board or another committee (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.
3.2
Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within any express limits on the authority delegated to that committee or person(s)), including, without limitation, the authority to:

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(a)
determine eligibility and, from among those persons determined to be eligible, determine the particular Eligible Persons who will receive an award under this Plan;
(b)
grant awards to Eligible Persons, determine the price (if any) at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons (in the case of securities-based awards), determine the other specific terms and conditions of awards consistent with the express limits of this Plan, establish the installment(s) (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance-based exercisability or vesting requirements, determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, determine the extent (if any) to which any applicable exercise and vesting requirements have been satisfied, establish the events (if any) on which exercisability or vesting may accelerate (which may include, without limitation, retirement and other specified terminations of employment or services, or other circumstances), and establish the events (if any) of termination, expiration or reversion of such awards;
(c)
approve the forms of any award agreements (which need not be identical either as to type of award or among participants);
(d)
construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, make any and all determinations under this Plan and any such agreements, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;
(e)
cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;
(f)
accelerate, waive or extend the vesting or exercisability, or modify or extend the term of, any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a corporate transaction, retirement or other termination of employment or services, or other circumstances) subject to any required consent under Section 8.6.5;
(g)
adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise waive or change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6 (and subject to the no repricing provision below);
(h)
determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action to approve the award (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action approving the award);
(i)
determine whether, and the extent to which, adjustments are required pursuant to Section 7.1 hereof and take any other actions contemplated by Section 7 in connection with the occurrence of an event of the type described in Section 7;
(j)
acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration (subject to the no repricing provision below); and
(k)
determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.
3.3
Prohibition on Repricing. Notwithstanding anything to the contrary in Section 3.2 and except for an adjustment pursuant to Section 7.1, in no case may the Administrator (1) amend an outstanding stock option or SAR to

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reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the award, (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award, or (4) take any other action that is treated as a repricing under generally accepted accounting principles, unless the stockholders of the Corporation have approved such an action within the prior twelve (12) months.
3.4
Binding Determinations. Any determination or other action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan (or any award made under this Plan) and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any other Administrator, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Neither the Board nor any other Administrator, nor any member thereof or person acting at the direction thereof, nor the Corporation or any of its Subsidiaries, shall be liable for any damages of a participant should an option intended as an ISO (as defined below) fail to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to ISOs, should any other award(s) fail to qualify for any intended tax treatment, should any award grant or other action with respect thereto not satisfy Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or otherwise for any tax or other liability imposed on a participant with respect to an award.
3.5
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.
3.6
Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.
3.7
Minimum Vesting Requirement. Subject to Section 7.2, no award granted under the Plan shall vest earlier than the first anniversary of the date the award is granted (excluding, for this purpose, any (i) substitute awards granted under Section 8.10, (ii) shares delivered in lieu of fully vested cash awards, and (iii) awards to non-employee directors that vest on the earlier of the first anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, however, that notwithstanding the foregoing, awards that result in the issuance of an aggregate of up to 5% of the shares of Common Stock available pursuant to Section 4.2 may be granted without respect to this minimum vesting provision; and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any award, including, but not limited to, in cases of retirement, death, disability or a corporate transaction, in the terms of the award or otherwise.
4.
SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS
4.1
Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.
4.2
Aggregate Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

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(1)
1,928,000 new shares of Common Stock, plus
(2)
812,000 shares of Common Stock reserved under the Plan by stockholders approving the amendment and restatement of the Plan at the Company’s 2024 annual meeting of stockholders, plus
(3)
the 3,500,000 shares of Common Stock originally reserved under the Plan, plus
(4)
the number of shares of Common Stock that were available for additional award grant purposes under the Corporation’s 2013 Performance Incentive Plan (the “2013 Plan”) as of the date of the original stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 2013 Plan as of the Stockholder Approval Date, plus
(5)
the number of any shares subject to restricted stock unit awards granted under the 2013 Plan that were outstanding and unvested on the Stockholder Approval Date that were forfeited, terminated, cancelled or otherwise reacquired by the Corporation without having become vested, plus
(6)
any shares that are withheld or reacquired by the Corporation to satisfy the tax withholding obligations related to any such restricted stock unit award granted under the 2013 Plan that were outstanding and unvested on the Stockholder Approval Date; plus
(7)
the number of any shares subject to awards (other than stock options and stock appreciation rights) granted under the Sportsman’s Warehouse Holdings, Inc. Inducement Plan (the “Inducement Plan”) that were outstanding and unvested on the Second Effective Date that are forfeited, terminated, cancelled or otherwise reacquired by us without having become vested; plus
(8)
any shares that are withheld or reacquired by us to satisfy the tax withholding obligations related to any awards (other than stock options and stock appreciation rights) granted under the Inducement Plan that were outstanding on the Second Effective Date; plus
(9)
the number of shares of Common Stock that were available for additional award grant purposes under the Inducement Plan as of the Second Effective Date and determined immediately prior to the termination of the authority to grant new awards under the Inducement Plan as of the Second Effective Date.

Provided that in no event shall the Share Limit exceed 8,167,492 shares (which is the sum of the 6,240,000 shares set forth above, plus the number of shares that were available under the 2013 Plan for additional award grant purposes as of the Original Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to restricted stock unit awards previously granted and outstanding under the 2013 Plan as of the Original Effective Date), plus the number of shares that were available under the Inducement Plan for additional award grant purposes as of February 3, 2024, plus the aggregate number of shares subject to awards (other than options and stock appreciation rights) previously granted and outstanding under the Inducement Plan as of February 3, 2024.1 Following the Second Effective Date, the Company’s Inducement Plan terminated and no further awards may be granted thereunder.

4.3
Additional Share Limits. The following limits also apply with respect to awards granted under this Plan. These limits are in addition to, not in lieu of, the aggregate Share Limit in Section 4.2.
(a)
The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 6,240,000 shares.

[1] Subject to Section 7.1and the Plan’s share counting provisions in Sections 4.2 and 4.4, as of the Last Effective Date, 3,785,575 shares may be delivered pursuant to awards granted to Eligible Persons under this Plan (reflecting 1,857,575 shares that remained available for grant under the Plan as of January 31, 2026, plus 1,928,000 newly authorized shares), less one share for every one share that is subject to an award granted under the Plan between January 31, 2026 and the Last Effective Date.

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(b)
The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any fiscal year, including awards granted and cash fees paid by the Corporation to such non-employee director, will not exceed (i) $350,000 in total value or (ii) in the event that during such fiscal year such non-employee director is (A) serving as the independent Chair of the Board or as a lead independent director, or (B) first appointed or elected to the Board, $500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. For avoidance of doubt, compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred. For purposes of this Section 4.3(b), a “non-employee director” is an individual who, on the grant date of the award, is a member of the Board who is not then an officer or employee of the Corporation or one of its Subsidiaries. For purposes of this Section 4.3(b), “grant date fair value” means the value of the award as of the date of grant of the award and as determined using the equity award valuation principles applied in the Corporation’s financial reporting. The limits of this Section 4.3(b) do not apply to, and shall be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of the Corporation or one of its Subsidiaries or is receiving compensation as a consultant to the Corporation, in either case where such award relates to such service as officer, employee or consultant. The limits of this Section 4.3(b) apply on an individual basis and not on an aggregate basis to all non-employee directors as a group.
4.4
Share-Limit Counting Rules. The Share Limit shall be subject to the following provisions of this Section 4.4:
(a)
Shares that are subject to or underlie awards granted under this Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.
(b)
Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award granted under this Plan (after February 3, 2024, other than an option or stock appreciation right), as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award granted under this Plan (after February 3, 2024, other than an option or stock appreciation right), shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.
(c)
To the extent that an award granted under this Plan (other than an option or stock appreciation right) is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Share Limit and shall be available for subsequent awards under this Plan.
(d)
In the event that shares of Common Stock are delivered in respect of a dividend equivalent right granted under this Plan, the number of shares delivered with respect to the award shall be counted against the Share Limit. (For purposes of clarity, if 1,000 dividend equivalent rights are granted and outstanding when the Corporation pays a dividend, and 50 shares are delivered in payment of those rights with respect to that dividend, 50 shares shall be counted against the Share Limit). Except as otherwise provided by the Administrator, shares delivered in respect of dividend equivalent rights shall not count against any individual award limit under this Plan other than the aggregate Share Limit.
(e)
The Corporation may not increase the Share Limit by repurchasing shares of Common Stock on the market (by using cash received through the exercise of stock options or otherwise).
(f)
For the avoidance of doubt and notwithstanding any other provision of the Plan to the contrary, after February 3, 2024, the following shares of Common Stock will not become available again for issuance under the Plan: (1) any shares that are reacquired or withheld (or not issued) by the Corporation to satisfy the exercise or strike price of an option or stock appreciation right (2) any shares that are reacquired or withheld (or not issued) by the Corporation to satisfy a tax withholding obligation in connection with an option or stock appreciation right; (3) any shares repurchased by the Corporation on the open market with the proceeds of the exercise or strike price of an option or stock

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appreciation right; and (4) in the event that a stock appreciation right is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award. Refer to Section 8.10 for application of the share limits of this Plan, including the limits in Sections 4.2 and 4.3, with respect to assumed awards. Each of the numerical limits and references in Sections 4.2 and 4.3, and in this Section 4.4, is subject to adjustment as contemplated by Section 4.3, Section 7 and Section 8.10.
4.5
No Fractional Shares; Minimum Issue. Unless otherwise expressly provided by the Administrator, no fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. The Administrator may from time to time impose a limit (of not greater than 100 shares) on the minimum number of shares that may be purchased or exercised as to awards (or any particular award) granted under this Plan unless (as to any particular award) the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.
5.
AWARDS
5.1
Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:
5.1.1
Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The agreement evidencing the grant of an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.4. Notwithstanding the foregoing, an option may be granted with an exercise price lower than 100% of the fair market value of a share of Common Stock on the date of grant of the option if such option is a substitute option granted under Section 8.10.
5.1.2
Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. If an otherwise-intended ISO fails to meet the applicable requirements of Section 422 of the Code, the option shall be a nonqualified stock option.

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5.1.3
Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years. Notwithstanding the foregoing, a SAR may be granted with base price lower than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR if such SAR is a substitute SAR granted under Section 8.10.
5.1.4
Other Awards; Dividend Equivalent Rights; No Payment of Dividends or Dividend Equivalent Rights on Unvested Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, restricted stock units, deferred shares, phantom stock or similar rights to purchase or acquire shares, whether at a fixed or variable price (or no price) or fixed or variable ratio related to the Common Stock, and any of which may (but need not) be fully vested at grant or vest upon the passage of time, the occurrence of one or more events, the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) cash awards. The types of cash awards that may be granted under this Plan include the opportunity to receive a payment for the achievement of one or more goals established by the Administrator, on such terms as the Administrator may provide, as well as discretionary cash awards. Dividend equivalent rights may be granted as a separate award or in connection with another award under this Plan; provided, however, that dividend equivalent rights may not be granted as to a stock option or SAR granted under this Plan. In addition, any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied.
5.2
Award Agreements. Each award shall be evidenced by either (1) a written award agreement in a form approved by the Administrator and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Administrator and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “award agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the award in such form and manner as the Administrator may require. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.
5.3
Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions (if any) as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.
5.4
Consideration for Common Stock or Awards. The purchase price (if any) for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:
·
services rendered by the recipient of such award;
·
cash, check payable to the order of the Corporation, or electronic funds transfer;
·
notice and third party payment in such manner as may be authorized by the Administrator;

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·
the delivery of previously owned shares of Common Stock;
·
by a reduction in the number of shares otherwise deliverable pursuant to the award; or
·
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay any purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.5
Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price (in regular trading) for a share of Common Stock on the NASDAQ Stock Market (the “Market”) for the date in question or, if no sales of Common Stock were reported on the Market on that date, the closing price (in regular trading) for a share of Common Stock on the Market for the next preceding day on which sales of Common Stock were reported on the Market. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the closing price (in regular trading) for a share of Common Stock on the Market on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).
5.6
Transfer Restrictions.
5.6.1
Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.6 or required by applicable law: (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.
5.6.2
Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws and shall not be for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting interests are held by the Eligible Person or by the Eligible Person’s family members).
5.6.3
Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.6.1 shall not apply to:

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(a)
transfers to the Corporation (for example, in connection with the expiration or termination of the award),
(b)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,
(c)
subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if received by the Administrator,
(d)
if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or
(e)
the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and any limitations imposed by the Administrator.
5.7
International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator from time to time. The awards so granted need not comply with other specific terms of this Plan, provided that stockholder approval of any deviation from the specific terms of this Plan is not required by applicable law or any applicable listing agency.
6.
EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE ON AWARDS
6.1
General. The Administrator shall establish the effect (if any) of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries, is not a member of the Board and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.
6.2
Events Not Deemed Terminations of Employment. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, or except as otherwise required by applicable law, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Administrator otherwise provides, such leave is for a period of not more than three months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of any applicable maximum term of the award.
6.3
Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status unless the Subsidiary that is sold, spun-off or otherwise divested (or its successor or a direct or indirect parent of such Subsidiary or successor) assumes the Eligible Person’s award(s) in connection with such transaction.

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7.
ADJUSTMENTS; ACCELERATION
7.1
Adjustments.
(a)
Subject to Section 7.2, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, conversion or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards; (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards; and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.
(b)
Without limiting the generality of Section 3.4, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 7.1, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.
7.2
Corporate Transactions

The following provisions shall apply to awards in the event of a Corporate Transaction (as defined below) unless otherwise provided in the agreement evidencing the award or any other written agreement between the Corporation and the participant:

(a)
Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by participants whose service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such awards (and, with respect to options and stock appreciation rights, the time when such awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Corporation with respect to such awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of performance-based awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this paragraph and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the award agreement, the vesting of such performance-based awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this paragraph and that are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.
(b)
Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Corporation with respect to such awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

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(c)
Awards May Be Assumed. In the event of a Corporate Transaction (as defined below), any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards outstanding under the Plan or may substitute similar awards for awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Corporation in respect of Common Stock issued pursuant to awards may be assigned by the Corporation to the successor of the Corporation (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an award or substitute a similar award for only a portion of an award, or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Administrator.
(d)
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but will receive a payment, in such form as may be determined by the Administrator, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the participant would have received upon the exercise of the award (including, at the discretion of the Administrator, any unvested portion of such award), over (2) any exercise price payable by such holder in connection with such exercise.
(e)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, as determined by the Administrator, of the consolidated assets of the Corporation and its Subsidiaries; (ii) a sale or other disposition of at least 50% of the outstanding securities of the Corporation; (iii) a merger, consolidation or similar transaction following which the Corporation is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Corporation is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(f)
For purposes of this Section 7.2, an award shall be deemed to have been “assumed” if (without limiting other circumstances in which an award is assumed) the award continues after an event referred to above in this Section 7.2, and/or is assumed and continued by the surviving entity following such event (including, without limitation, an entity that, as a result of such event, owns the Corporation or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (a “Parent”)), and confers the right to purchase or receive, as applicable and subject to vesting and the other terms and conditions of the award, for each share of Common Stock subject to the award immediately prior to the event, the consideration (whether cash, shares, or other securities or property) received in the event by the stockholders of the Corporation for each share of Common Stock sold or exchanged in such event (or the consideration received by a majority of the stockholders participating in such event if the stockholders were offered a choice of consideration); provided, however, that if the consideration offered for a share of Common Stock in the event is not solely the ordinary common stock of a successor corporation or a Parent, the Administrator may provide for the consideration to be received upon exercise or payment of the award, for each share subject to the award, to be solely ordinary common stock of the successor corporation or a Parent equal in fair market value to the per share consideration received by the stockholders participating in the event.
(g)
The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. In the case of an option, SAR or similar right as to which the per share amount payable upon or in respect of such event is less than or equal to the exercise or base price of the award, the Administrator may terminate such award in connection with an event referred to in this Section 7.2 without any payment in respect of such award.
(h)
In any of the events referred to in this Section 7.2, the Administrator may take such action contemplated by this Section 7.2 prior to such event (as opposed to on the occurrence of such event) to the extent

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that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares. Without limiting the generality of the foregoing, the Administrator may deem an acceleration and/or termination to occur immediately prior to the applicable event and, in such circumstances, will reinstate the original terms of the award if an event giving rise to an acceleration and/or termination does not occur.
(i)
Without limiting the generality of Section 3.4, any good faith determination by the Administrator pursuant to its authority under this Section 7.2 shall be conclusive and binding on all persons.
(j)
The portion of any ISO accelerated in connection with an event referred to in this Section 7.2 (or such other circumstances as may trigger accelerated vesting of the award) shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.
8.
OTHER PROVISIONS
8.1
Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
8.2
No Rights to Award. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.
8.3
No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.
8.4
Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
8.5
Tax Withholding. Upon any exercise, vesting, or payment of any award, or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon any other tax withholding event with respect to any award, arrangements satisfactory to the Corporation shall be made to provide for any taxes the Corporation or any of its

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Subsidiaries may be required or permitted to withhold with respect to such award event or payment. Such arrangements may include (but are not limited to) any one of (or a combination of) the following:
(a)
The Corporation or one of its Subsidiaries shall have the right to require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Corporation or one of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment.
(b)
The Corporation or one of its Subsidiaries shall have the right to deduct from any amount otherwise payable in cash (whether related to the award or otherwise) to the participant (or the participant’s personal representative or beneficiary, as the case may be) the amount of any taxes which the Corporation or one of its Subsidiaries may be required or permitted to withhold with respect to such award event or payment.
(c)
In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) require or grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy any applicable withholding obligation on exercise, vesting or payment.
8.6
Effective Dates, Termination and Suspension, Amendments.
8.6.1
Effective Dates. The original version of the Plan became effective on April 5, 2019 (the “Original Effective Date”) and the Plan was subsequently amended and restated effective on May 30, 2024 (the “Second Effective Date”). This Plan (in its current amended and restated form) will become effective on May 27, 2026, or such later date that the Company concludes its 2026 annual meeting of stockholders (the “Last Effective Date”), contingent on its approval by the Company’s stockholders on such date. Unless earlier terminated by the Board and subject to any extension that may be approved by stockholders, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Last Effective Date. After the termination of this Plan either upon such stated termination date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
8.6.2
Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
8.6.3
Stockholder Approval. To the extent then required by applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.
8.6.4
Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the no-repricing provision of Section 3.3.
8.6.5
Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change.

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Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.
8.7
Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. Except as expressly required by Section 7.1 or otherwise expressly provided by the Administrator, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.
8.8
Governing Law; Severability.
8.8.1
Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware, notwithstanding any Delaware or other conflict of law provision to the contrary.
8.8.2
Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
8.9
Captions. Captions and headings are given to the Sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
8.10
Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect adjustments giving effect to the assumption or substitution consistent with any conversion applicable to the common stock (or the securities otherwise subject to the award) in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted or assumed by an acquired company (or previously granted or assumed by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.
8.11
Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
8.12
No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof (or any subcommittees), as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, (f) any other award, grant, or payment of incentives or other compensation under any other plan or authority (or any other action with respect to any benefit, incentive or compensation), or (g) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim

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under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action. Awards need not be structured so as to be deductible for tax purposes.
8.13
Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans, arrangements or authority of the Corporation or its Subsidiaries.
8.14
Clawback Policy. The awards granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any shares of Common Stock or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).
8.15
Section 409A. Unless otherwise expressly provided for in an award agreement, the Plan and award agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with the requirements of Section 409A of the Code. If the Administrator determines that any award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the award agreement evidencing such award will incorporate the terms and conditions necessary to avoid taxation under Section 409A of the Code, and to the extent an award agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the award agreement. Notwithstanding anything to the contrary in this Plan (and unless the award agreement specifically provides otherwise), if a participant holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such participant’s “separation from service” or, if earlier, the date of the participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Any individual’s right to receive any installment payments or benefits pursuant to the Plan will be treated as a right to receive a series of separate payments or benefits and, accordingly, each installment shall at all times be considered a separate and distinct payment or benefit.

2026 Proxy Statement	A-15

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 26, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SPWH2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 26, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92487-P50540

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

The Board of Directors recommends you vote FOR each of the following director nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Martha Bejar	☐	☐	☐
1b. Richard McBee	☐	☐	☐
1c. Steven Sansom	☐	☐	☐
1d. Paul Stone	☐	☐	☐
1e. Michael Tucci	☐	☐	☐
1f. Nancy A. Walsh	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for proposal 5.	**1 Year**	**2 Years**	**3 Years**	**Abstain**
5. Approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. **This section must be completed for your Instructions to be executed.**

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V92488-P50540

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.
Annual Meeting of Stockholders
May 27, 2026 8:00 a.m. Mountain Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mr. Paul Stone and Ms. Jennifer Fall Jung, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SPORTSMAN'S WAREHOUSE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM Mountain Time on May 27, 2026, virtually at www.virtualshareholdermeeting.com/SPWH2026, and any postponement or adjournment thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side